UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________

SCHEDULE 14A

_______________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

XAI OCTAGON FLOATING RATE &
ALTERNATIVE INCOME TERM TRUST

(Name of Registrant as Specified In Its Charter)

_____________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14(a)-6(i)(1) and 0-11.

Dear Fellow XFLT Shareholder:

Thank you for your continued support of the XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust” or “XFLT”). We greatly value the trust you place in us to oversee your investment in XFLT and your ongoing interest in the Trust’s operations and governance.

We are writing regarding two important Trust governance matters, which will be considered for approval at a special meeting of Trust shareholders on December 19, 2023 (the “Special Meeting”). The Special Meeting will be held so that the Trust’s shareholders can consider the following proposals (collectively, the “Proposals”):

1.      To approve a new investment sub-advisory agreement among the Trust, XA Investments LLC (“XAI” or the “Adviser”) and Octagon Credit Investors, LLC (“Octagon” or the “Sub-Adviser”).

2.      To approve an amendment (the “Term Amendment”) to the Trust’s Agreement and Declaration of Trust (“Declaration of Trust”) to cause the Trust to become a perpetual fund by eliminating the requirement that it terminate operations on or about December 31, 2029, unless extended as permitted by the Declaration of Trust.

With respect to Proposal 1, Octagon currently serves as the Trust’s investment sub-adviser. Octagon’s parent company, Conning Holdings Limited (together with Conning & Company, “Conning”) has announced its acquisition by Generali Investment Holdings, an entity comprising the majority of asset management activities of Generali Group (“Generali”). Founded in 1831, Generali is Italy’s largest insurance and asset management group, and among the largest financial services complexes worldwide with managed assets in excess of €500 billion. The closing of the transaction, which is expected to occur in the first half of 2024, will constitute an “assignment” of the current sub-advisory agreement among the Trust, XAI and Octagon, and will cause the agreement to terminate according to its terms. Applicable laws require that both the Board of Trustees and XFLT’s shareholders approve a new sub-advisory agreement. Under the new sub-advisory agreement, Octagon will continue to provide investment advisory services to the Trust under terms that are substantially similar in all respects to those of the existing investment sub-advisory agreement and for the same fees that are currently in effect. The Octagon personnel that provide services to the Trust under the existing sub-advisory agreement will continue to do so. To provide for continuity in the operation of the Trust, the Board of Trustees unanimously approved Proposal 1, and now you are being asked to approve this proposal.

With respect to Proposal 2, the Board of Trustees unanimously approved the proposal to amend the Declaration of Trust to eliminate the Trust’s termination date and provide for the Trust’s perpetual existence. In consultation with the Adviser and Sub-Adviser, the Board of Trustees deems the continued operations of the Trust to be in the best interests of the Trust’s shareholders. The Board of Trustees has based this decision on several factors including the assessment of the current market conditions and the Trust’s secondary market trading history since inception.

The Board of Trustees of the Trust unanimoustly approved the Proposals and recommends that you vote FOR the Proposals.

Shareholders of the Trust at the close of business on the record date, October 25, 2023, are entitled to vote at the Special Meeting and any adjournments, postponements or delays thereof. The Special Meeting will be held at 10:00 am on December 19, 2023 at the offices of the Trust’s investment adviser, XA Investments LLC, 321 N. Clark Street, Suite 2430, Chicago IL 60654. To achieve a quorum, the holders of 50% of the Trust’s shares must be present at the Special Meeting in person or by proxy. For the vote to pass, the lesser of (i) holders of 67% or more of the shares present or represented by proxy at the Special Meeting, if more than 50% of the Trust’s outstanding shares are present or represented by proxy at the Special Meeting, or (ii) 50% of the Trust’s outstanding shares must be in favor of each proposal.

We are pleased to furnish proxy materials that allow you to vote your shares in one of four easy ways: via the internet, by telephone, by mail or in person. Thank you for considering these important proposals and casting your vote as soon as possible.

Your vote is important, and every vote counts.

Best Regards,

Kimberly Flynn

Vice President, XAI Octagon Floating Rate &
Alternative Income Term Trust

Managing Director, XA Investments LLC

November 7, 2023

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TERM TRUST

321 North Clark Street
Chicago, Illinois 60654

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on December 19, 2023

Notice is hereby given to the shareholders of XAI Octagon Floating Rate & Alternative Income Term Trust (“XFLT” or the “Trust”) that a special meeting of shareholders of the Trust (the “Special Meeting”) will be held at the offices of the Trust’s investment adviser, XA Investments LLC, 321 North Clark Street, Suite 2430, Chicago, Illinois 60654 on Tuesday, December 19, 2023, at 10:00 a.m. (Central time).

The Special Meeting is being held for the following purposes:

1.      To approve a new investment sub-advisory agreement among the Trust, XA Investments LLC (“XAI” or the “Adviser”) and Octagon Credit Investors, LLC (“Octagon” or the “Sub-Adviser”).

2.      To approve an amendment (the “Term Amendment”) to the Trust’s Agreement and Declaration of Trust (“Declaration of Trust”) to cause the Trust to become a perpetual fund by eliminating the requirement that it terminate operations on or about December 31, 2029, unless extended as permitted by the Declaration of Trust.

3.      To transact such other business as may properly come before the Special Meeting or any adjournments, postponements or delays thereof.

THE BOARD OF TRUSTEES OF THE TRUST (THE “BOARD”), INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

The Board has fixed the close of business on October 25, 2023 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments, postponements or delays thereof.

It is important that your shares be represented at the Special Meeting in person or by proxy. Whether or not you plan to attend the Special Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage paid envelope provided or vote via telephone or the Internet pursuant to the instructions on the enclosed proxy card so you will be represented at the Special Meeting. If you attend the Special Meeting and wish to vote during the Special Meeting, you will be able to do so and your vote at the Special Meeting will revoke any proxy you may have submitted. Merely attending the Special Meeting, however, will not revoke any previously submitted proxy.

By order of the Board:

/s/ Theodore J. Brombach

Theodore J. Brombach

Trustee, President & Chief Executive Officer

Chicago, Illinois

November 7, 2023

YOUR VOTE IS IMPORTANT

Please complete, sign, date and return the enclosed Proxy Card in the postage-paid envelope provided or vote via telephone or the internet pursuant to the instructions on the enclosed proxy card. In order to save the Trust any additional expense of further solicitation, please mail your proxy card or vote via telephone or the internet promptly.

If you wish to attend the Special Meeting and vote in person, you will be able to do so and your vote at the Special Meeting will revoke any proxy you may have submitted. Merely attending the Special Meeting, however, will not revoke any previously submitted proxy. If you intend to attend the Special Meeting in person and you are a record holder of shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Special Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of the record date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TERM TRUST (NYSE: XFLT)

PROXY STATEMENT
FOR
SPECIAL MEETING OF SHAREHOLDERS

To be held on December 19, 2023

This proxy statement (“Proxy Statement”) is furnished to the holders of common shares of beneficial interest, par value $0.01 per share (“Common Shares”), and the holders of 6.50% Series 2026 Term Preferred Shares, par value $0.01 per share, and 6.00% Series 2029 Convertible Preferred Shares, par value $0.01 per share (collectively, “Preferred Shares” and, together with the Common Shares, “Shares”), of XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust”) in connection with the solicitation by the Board of Trustees of the Trust (the “Board” or “Board of Trustees”) of proxies to be voted at the special meeting of shareholders of the Trust and any adjournments, postponements or delays thereof (the “Special Meeting”). The Special Meeting will be held at the offices of the Trust’s investment adviser, XA Investments LLC (the “Adviser”), 321 North Clark Street, Suite 2430, Chicago, Illinois 60654 on Tuesday, December 19, 2023, at 10:00 a.m. (Central time).

This document will give you the information you need to vote on the matters listed on the accompanying Notice of Special Meeting of Shareholders (the “Notice”). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”). If there is anything you do not understand, please contact the Trust’s proxy agent at (800) 431-9645.

The Trust will furnish to any shareholder, without charge, a copy of the Trust’s most recent annual and semi-annual report to shareholders upon request. Requests should be directed to the Trust, c/o XA Investments LLC, 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, or by calling (888) 903-3358.

The Notice, this Proxy Statement and the enclosed proxy card(s) are first being sent to the Trust’s shareholders on or about November 12, 2023.

Q&A

The following questions and answers highlight selected information from this Proxy Statement. They do not contain all the information that may be important to you when deciding whether to vote for the Proposals. You should carefully read all information contained in the Proxy Statement.

Q:     Why did I receive this Proxy Statement? Why am I being asked to vote?

A:     You received the enclosed Proxy Statement because you are a shareholder of record for the XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust” or “XFLT”) as of October 25, 2023. On behalf of the Trust’s Board of Trustees (the “Board” or the “Board of Trustees”), you are being asked to vote on two important matters described below (collectively, the “Proposals”):

1.      To approve a new investment sub-advisory agreement among the Trust, XA Investments LLC (“XAI” or the “Adviser”) and Octagon Credit Investors, LLC (“Octagon” or the “Sub-Adviser”).

2.      To approve an amendment (the “Term Amendment”) to the Trust’s Agreement and Declaration of Trust (“Declaration of Trust”) to cause the Trust to become a perpetual fund by eliminating the requirement that it terminate operations on or about December 31, 2029, unless extended as permitted by the Declaration of Trust.

Proposal 1

Q:     Why am I being asked to vote on a new sub-advisory agremeent?

A:     Octagon currently serves as the Trust’s investment sub-adviser. Octagon’s parent company, Conning Holdings Limited (together with Conning & Company, “Conning”) has announced its acquisition by Generali Investment Holdings, an entity comprising the majority of asset management activities of Generali Group (“Generali”). Founded in 1831, Generali is Italy’s largest insurance and asset management group, and among the largest financial services complexes worldwide with managed assets in excess of €500 billion.The closing of the transaction, which is expected to occur in the first half of 2024, will constitute an “assignment” of the current sub-advisory agreement among the Trust, XAI and Octagon, which will cause such agreement to terminate according to its terms. Applicable laws require that both the Board of Trustees and the Trust’s shareholders approve a new sub-advisory agreement. Under the new sub-advisory agreement, Octagon will continue to provide investment advisory services to the Trust under terms that are substantially similar in all respects to those of the existing investment sub-advisory agreement and for the same fees that are currently in effect. The Octagon personnel that provide services to the Trust under the existing sub-advisory agreement will continue to do so. To provide for continuity in the operation of the Trust, the Board of Trustees unanimously approved Proposal 1, and now you are being asked to approve this proposal.

Q:     How will Octagon be impacted by the change of control?

A:     The transaction is not expected to result in any changes to Octagon’s investment strategy, investment processes or investment committee. Octagon’s parent company, Conning, will be acquired by Generali. Generali is one of the largest global insurance and asset management providers, operating in over 50 countries with over 80,000 employees. Octagon management believes that the acquisition of Conning by Generali will provide a number of new business opportunities for Octagon given the size of the Generali footprint in Europe. The anticipated growth in Octagon’s business may provide benefits to the Trust through Octagon’s potentially increased scale, access to greater investment opportunities and additional resources.

Q:     Will there be changes to the current Adviser, Sub-Adviser, investment strategy or fee structure?

A:     No. The Trust’s current investment adviser, its investment strategy and fee structure will remain unchanged. Under the new sub-advisory agreement, Octagon will continue to provide investment advisory services to the Trust under terms that are substantially similar in all respects to those of the existing investment sub-advisory agreement and for the same fees that are currently in effect.

Q:     What will happen if shareholders do not approve the New Sub-Advisory Agreement?

A:     As described more fully in this Proxy Statement, Octagon will continue to manage the Trust under an Interim Sub-Advisory Agreement, but must place its compensation for sub-advisory services provided during this interim period in escrow, pending shareholder approval. If shareholders do not approve the New Sub-Advisory Agreement, Octagon will receive the lesser of its costs or the amount held in escrow and the Board will take such actions with respect to the management of the Trust as it deems in the best interests of the Trust. The Board urges you to vote without delay in order to avoid potential disruption to the Trust’s operations.

Proposal 2

Q:     What is the Trust’s current term?

A:     The Trust is currently scheduled to terminate on or before December 31, 2029 (the “Termination Date”) without a shareholder vote. Depending on then-current market conditions, the Trust may extend the Termination Date if the Board of Trustees believes that it is in the best interests of the Trust and shareholders to do so. The Trust may extend the Termination Date (i) once for up to one year (i.e., up to December 31, 2030), and (ii) once for up to an additional six months (i.e., up to June 30, 2031), in each case upon the affirmative vote of a majority of the Board of Trustees and without a shareholder vote. Upon termination, common shareholders would receive the then-current net asset value (“NAV”) of their shares (not market price).

Q:     Why has the Board of Trustees approved the Term Amendment?

A:     On October 24, 2023, the Board of Trustees unanimously approved the Term Amendment to eliminate the Termination Date and provide for the Trust’s perpetual existence. In consultation with the Adviser and Sub-Adviser, the Board of Trustees deems the continued operations of the Trust to be in the best interests of the Trust’s shareholders. The Board of Trustees has based this decision on several factors including the assessment of the current market conditions and the Trust’s secondary market trading history since inception.

Q:     What benefits may the Trust’s shareholders anticipate if the Proposal for the Trust to become a perpetual trust is approved?

A:     The Board of Trustees believes that the elimination of the requirement that the Trust terminate operations will provide the Trust’s shareholders several primary benefits:

•        Maintain fully invested portfolio and earnings power:    The proposed change will allow the Trust to continue to operate as it has since inception without a need to change its investment portfolio as it nears termination. The Trust can avoid potential issues that may arise from a future liquidation of assets that would be required prior to termination. Market conditions through a period of winding down the Trust may be unfavorable, and liquidation costs may reduce both the Trust’s net investment income and the Trust’s NAV.

The Trust has a current distribution rate of 14.68% on market price (calculated based on the Trust’s monthly distribution declared as of September 30, 2023, annualized and divided by the closing market price per Common Share on September 30, 2023) and has averaged a distribution rate of 11.06% on market price since the Trust’s first distribution declaration on November 1, 2017 (calculated based on each of the Trust’s monthly distributions, annualized, and divided by the closing market price per Common Shares on the date of declaration of such distribution, from inception through September 30, 2023). The Trust earns an attractive rate of net investment income from its current asset mix, which includes allocations to less liquid investments such as CLO debt and CLO equity. The Trust’s distribution rate is compelling relative to other floating-rate investment opportunities available in the marketplace. See Exhibit 1 in Annex A to this Proxy Statement. In advance of a planned termination, the Trust would need to reduce its investments in less liquid securities and increase its investments in liquid securities.

The Trust intends to pay substantially all of its net investment income, if any, to common shareholders through monthly distributions and to distribute any net realized long-term capital gains to common shareholders at least annually. The Trust’s net investment income and capital gain can vary significantly over time; however, the Trust seeks to maintain stable common share monthly distributions over time. There is no assurance the Trust will pay regular monthly distributions or that it will do so at a particular rate. Distributions may be paid by the Trust from any permitted source and, from time to time, all or a portion of a distribution may be a return of capital, which is in effect a partial return of the amount a shareholder invested in the Trust. Shareholders should not assume that the source of the distribution from the Trust is net income or profit.

The Trust also uses leverage to enhance its net investment income. In advance of the Termination Date, the Trust would be required to stop using certain forms of leverage with fixed terms and also reduce leverage entirely over time. Depending upon market conditions, such changes to the Trust’s leverage strategy may begin multiple years in advance of the Termination Date. The Trust’s net investment income may decline as a result of changing its investment exposure and reducing leverage.

•        Remain invested in the Trust:    By voting to approve the Term Amendment, the Trust’s shareholders will also be able to maintain their investment in the Trust beyond the Termination Date. Trust shareholders will be able to avoid reinvestment risks and switching costs associated with identifying and establishing a new position in a different fund with a similar CLO-focused strategy.

•        Benefit from potential growth and scale efficiencies:    By voting to approve the Term Amendment, shareholders may benefit from continued growth of the Trust’s common share base and resulting scale efficiencies. The goal of such common share growth is to enhance secondary market liquidity for shareholders by growing the size of the Trust over time and reducing operating expenses per share. The Trust currently has an active at-the-market (“ATM”) offering program that allows it to accretively issue common shares in the secondary market when common shares are trading at a premium. In an ATM offering, newly issued shares are sold incrementally into the secondary trading market through a placement agent at prevailing market prices, but always at or above the Trust’s NAV. The placement agent sells the common shares in the open market and the Trust receives cash proceeds from the transaction to be invested pursuant to the Trust’s investment objectives. The Trust issues common shares pursuant to the ATM program only if the shares are trading at a sufficient premium such that the issuance price, less the placement fee, exceeds the Trust’s NAV per share. If the Trust is made perpetual, it can continue to operate and seek to issue common shares through the ATM, potentially creating operational efficiencies that may be passed along to shareholders in the form of increased distributions, subject to approval by the Trust’s Board of Trustees. See Exhibit 4 in Annex A to this Proxy Statement.

•        Common shareholders will continue to be able to sell common shares in the secondary market:    Approval of Proposal 2 will not impact shareholders’ ability to sell their shares in the secondary market at a time of their choosing.

When the Trust’s common shares are trading at a premium, if common shareholders wish to exit the Trust, they can sell their shares in the secondary market at a price that is higher than the Trust’s NAV at such time. As of October 31, 2023, the Trust traded at a market price equaling a premium of 6.77% to its NAV of $6.50 per share. The Trust’s common shares have historically traded in the secondary marketplace at an average premium to NAV of 3.30% to NAV (calculated based on the average of daily premiums and discounts from inception through September 30, 2023). The Trust has traded at a premium on 69% of all trading days since inception. Over the last 36 months, the Trust’s common shares have traded in the secondary market at a 6.32% average premium to NAV (calculated based on the average of daily premiums and discounts during the 36 months ended September 30, 2023). Over the last 36 months, the Trust’s common shares have traded at a premium on 90% of all trading days (as of September 30, 2023). See Exhibit 2 in Annex A to this Proxy Statement.

The Trust’s shares experience strong secondary market trading, as evidenced by the 30-day average daily trading volume of 272,441 shares (for the 30 days ended September 30, 2023), as compared to the average daily trading volume of 124,868 shares since the Trust’s inception (from inception through September 30, 2023). See Exhibit 3 in Annex A to this Proxy Statement.

In considering this potential benefit, the Board also considered that the ability of shareholders to sell their shares of the Trust in the secondary market at price that is higher than the Trust’s NAV at the time of sale is dependent on a variety of factors, including but not limited to, market interest at the time of the sale. The Board also considered that, although the Trust’s shares have experienced strong secondary market trading as discussed previously, there is no guarantee that the Trust’s shares will be trading in the secondary market at a premium on any given date, and there is no guarantee that past premiums experienced by the Trust will persist in the future. The Board considered that the elimination of the term structure may result in Common Shares being subject to increased market discount risk, which the term structure was intended to mitigate. Additionally, the Board considered that an increase in the number of Common Shares available for sale may result in downward pressure on the market price for Common Shares and that the sale of Common Shares by the Trust (or the perception that such sales may occur), including pursuant to the at-the-market (“ATM”) program discussed below, may have an adverse effect on prices of Common Shares in the secondary market. The Board considered other factors potentially related to premium/discount, including how the characteristics of the Trust’s portfolio holdings and distribution rate may affect premiums or discounts.

While the Common Shares have historically traded at an average premium to NAV, over time the Common Shares have traded both at a premium and at a discount to NAV. There can be no assurance that the Common Shares will continue to trade at a premium in the future nor that the Common Shares will not trade at a discount in the future. Shares of closed-end investment companies frequently trade at a discount to NAV. The elimination of the term structure may result in Common Shares being subject to increased market discount risk (i.e., that the Common Shares trade at a market price that represents a discount to the then current market price), which the term structure was is intended to mitigate by providing a fixed date at which shareholders would realize the then current NAV. Market discount risk is a risk separate and distinct from the risk that the Trust’s NAV could decline as a result of investment activities. The elimination of the Trust’s term could have a negative impact on the market price of the Common Shares, which would adversely impact shareholders seeking to sell their Common Shares. Because the market price of the Common Shares will be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic circumstances, and other factors beyond the control of the Trust, the Trust cannot predict whether the Common Shares will trade at, below or above NAV or the precise impact that the elimination of the term structure will have on the market price of the Common Shares initially or over time. The Common Shares are designed primarily for long-term investors, and you should not view the Trust as a vehicle for short-term trading purposes.

Please review the Proxy Statement for a full discussion of Proposal 2 including risks. See “Proposal 2: Approval of Amendment to the Declaration of Trust” beginning on page 15 of this Proxy Statement.

Q:     Will the Trust’s name change?

A:     If Proposal 2 is approved, the Trust’s name will be changed to “XAI Octagon Floating Rate & Alternative Income Trust,” to remove the word “Term” from the Trust’s name, as the Trust will have perpetual existence.

Q:     Will the Trust’s investment objective, policies or management change as a result of the Term Amendment?

A:     No. If Proposal 2 is approved, you will still own the same Shares of the Trust, and the net asset value of your investment will not change as a result of the Term Amendment. Further, the Term Amendment will not result in any change in the Trust’s investment objectives or principal investment strategies and the Trust’s current portfolio management team will continue to manage the Trust’s portfolio.

Q:     What will happen if the Term Amendment is not approved by shareholders?

A:     If the Term Amendment is not approved by shareholders of the Trust, the Declaration of Trust currently in effect will remain in effect and the Trust will terminate on or before December 31, 2029, unless extended in accordance with the Declaration of Trust. Pursuant to the Declaration of Trust, if the Board of Trustees believes that under then-current market conditions it is in the best interests of the Trust to do so, the Trust may extend the Termination Date (i) once for up to one year (i.e., up to December 31, 2030), and (ii) once for up to an additional six months (i.e., up to June 30, 2031), in each case upon the affirmative vote of a majority of the Board of Trustees and without a shareholder vote. In addition, as of a date within twelve months preceding the Termination Date, the Board of Trustees may cause the Trust to conduct a tender offer to purchase 100% of the then outstanding Common Shares of the Trust at a price equal to the net asset value per Common Share on the expiration date of the tender offer (an “Eligible Tender Offer”). Following the completion of an Eligible Tender Offer, the Board of Trustees may eliminate the Termination Date upon the affirmative vote of a majority of the Board of Trustees and without a shareholder vote. In making a decision to eliminate the Termination Date and provide for the Trust’s perpetual existence, the Board of Trustees will take such actions with respect to the continued operations of the Trust as it deems to be in the best interests of the Trust, based on market conditions at such time, the extent of Common Shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by the Board of Trustees in consultation with the Adviser and Sub-Adviser. The Trust should not be confused with a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as the fund’s target date, often associated with retirement, approaches, and does not typically terminate on the target date. In addition, the Trust should not be confused with a “target term” fund whose investment objective is to return the fund’s original net asset value on the termination date. The Trust’s investment objective and policies are not designed to seek to return to holders of Common Shares their initial investment per Common Share on the Termination Date or in an Eligible Tender Offer, and such investors may receive more or less than their original investment upon termination or in an Eligible Tender Offer. See “Proposal 2: Approval of Amendment to the Declaration of Trust — Continued Operation as a Term Trust if Proposal 2 is not Approved.”

General Matters

Q:     Will common shareholders pay costs or expenses related to the proxy solicitation or related legal costs?

A:     No, all costs associated with the proxy process will be borne by XAI and Octagon (and not the Trust).

Q:     Will my vote make a difference?

A:     Yes! Your vote is important and could make a difference in the governance of the Trust, no matter how many shares you own.

Q:     Who is asking for my vote?

A:     The enclosed proxy card is solicited by the Board for use at the Special Meeting to be held on Tuesday, December 19, 2023, and, if the Special Meeting is adjourned, postponed or delayed, at any later meetings, for the purposes stated in the Notice.

Q:     How does the Board recommend that shareholders vote on the Proposals?

A:     The Board unanimously recommends that you vote “FOR” each Proposal.

Q:     Who is eligible to vote?

A:     Shareholders of record of the Trust at the close of business on October 25, 2023 (the “Record Date”) are entitled to attend the Special Meeting and any adjournments, postponements or delays thereof and to vote on the Proposal. Each Share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with your instructions.

Q:     How can I vote my shares?

A:     You may vote in any of the four ways listed below:

•        Internet        Vote online and follow instructions on your proxy card.

•        Telephone    Call to vote your shares. Use the toll-free number on your proxy card.

•        Mail             Vote by mail using your physical proxy card.

•        In Person      Attend the Special Meeting at the offices of the Trust’s investment adviser on December 19, 2023.

Whether or not you plan to attend the Special Meeting, we urge you to complete the enclosed proxy card, date and sign it and return it promptly, or record your voting instructions by telephone or via the internet so your Shares will be represented at the Special Meeting, no matter how large or small your holdings may be. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.

If you wish to attend the Special Meeting and vote in person, you will be able to do so. If you intend to attend the Special Meeting in person and you are a record holder of Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Special Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of the Record Date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

You may contact the Trust’s proxy agent at (800) 431-9645 to obtain directions to the site of the Special Meeting.

All Shares represented by properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If any other business is brought before the Special Meeting, your Shares will be voted at the proxies’ discretion. If you sign the proxy card, but do not fill in a vote, your Shares will be voted in accordance with the Board’s recommendation.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Trust a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person. Merely attending the Special Meeting, however, will not revoke any previously submitted proxy.

Broker-dealer firms holding Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the proposal before the Special Meeting. Broker-dealer firms will not be able to vote the Shares of beneficial owners who do not provide proxy instructions or who do not return a proxy card. Such “broker non-votes” will have the same effect as Shares voted against the Proposals. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the Proposal may be deemed an instruction to vote such Shares in favor of the Proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Q:     What vote is required to approve each Proposal?

A:     Approval of each Proposal requires the affirmative vote of lesser of (i) 67% or more of the Shares entitled to vote thereon present at the Special Meeting if the holders of more than 50% of such outstanding Shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding Shares entitled to vote thereon.

Shareholders will have equal voting rights (i.e. one vote per Share), with holders of Common Shares and Preferred Shares voting together as a single class.

Q:     How many Shares of the Trust were outstanding as of the record date?

A:     At the close of business on the Record Date, the Trust had 45,798,604.45 Common Shares, 1,596,000 6.50% Series 2026 Term Preferred Shares and 800,000 6.00% Series 2029 Convertible Preferred Shares outstanding.

Q:     Who can I call with questions?

A:     If you have any questions regarding the Proposals or the voting process, please call our proxy solicitation agent, EQ Fund Solutions, toll-free at (800) 431-9645. Representatives are available to take your call Monday-Friday from 9am to 9pm Central Time.

If you have questions regarding the Trust, please call the XA Investments team at 1-888-903-3358 or view our website www.xainvestments.com for more information. References herein to the Trust’s website are intended to allow investors public access to information regarding the Trust and do not, and are not intended to, incorporate the Trust’s website in this Proxy Statement.

PROPOSAL 1: APPROVAL OF A NEW SUB-ADVISORY AGREEMENT

Background

XA Investments LLC, a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the Trust’s investment adviser and is responsible for the management of the Trust.

Octagon Credit Investors, LLC, a registered investment adviser under the Advisers Act, serves as the Trust’s sub-adviser pursuant to an investment sub-advisory agreement among the Trust, the Adviser and Octagon (the “Prior Sub-Advisory Agreement”).

Octagon is a Delaware limited liability company, with its principal offices located at 250 Park Avenue, 15th Floor, New York, NY 10177. Octagon is majority-owned by Conning & Company, which is an indirect subsidiary of Cathay Financial Holding Co., Ltd., a Taiwan-based company. Octagon’s experienced team of investment professionals has worked together for many years and managed funds through multiple credit cycles over Octagon’s 29-year history. Octagon currently manages $35 billion in assets under management as of September 30, 2023 across 50 collateralized loan obligations, 12 commingled funds and 20 separately managed accounts.

The Transaction

On July 6, 2023, Octagon’s direct parent company, Conning Holdings Limited (together with Conning & Company, “Conning”), a global asset manager serving the needs of insurance company and institutional clients, announced that it will be acquired by Generali Investment Holdings (“GIH”), an entity comprising the majority of asset management activities of Generali Group (“Generali”). As part of the transaction, Conning’s parent company, Cathay Financial Holding Co., Ltd., a subsidiary of Cathay Life Insurance Co. Ltd. (together, “Cathay”) will enter into a partnership with Generali by contributing its ownership of Conning and its affiliates (including Octagon) in exchange for 16.75% ownership of GIH (the “Transaction”).

Founded in 1831, Generali is Italy’s largest insurance and asset management group, and among the largest financial services complexes worldwide with managed assets in excess of €500 billion. Generali is one of the largest global insurance and asset management providers, operating in over 50 countries with over 80,000 employees. Octagon management believes that the acquisition of Conning by Generali will provide a number of new business opportunities for Octagon given the size of the Generali footprint in Europe. The anticipated growth in Octagon’s business may provide benefits to the Trust through Octagon’s potentially increased scale, access to greater investment opportunities and additional resources.

Proposal

The closing of the Transaction, which is expected to occur in the first half of 2024, will constitute an “assignment” of the Prior Sub-Advisory Agreement, and will cause the agreement to terminate according to its terms. There will be no change in the portfolio management team of the Trust or the services provided to the Trust by the Sub-Adviser as a result of the Transaction. In order to provide for continuity of sub-advisory services for the Trust, you are being asked to approve a new sub-advisory agreement among the Trust, the Adviser and the Sub-Adviser (the “New Sub-Advisory Agreement”).

The 1940 Act requires that the New Sub-Advisory Agreement be approved by the Trust’s shareholders in order for it to become effective. At a meeting held on October 24, 2023 (the “Board Meeting”), and for the reasons discussed below (see “Board Considerations” below), the Board, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement and unanimously recommended approval of the New Sub-Advisory Agreement by shareholders.

Prior Sub-Advisory Agreement

The Prior Sub-Advisory Agreement, dated as of September 26, 2017, was last approved by shareholders on September 25, 2017 and was last approved for continuance by the Board on August 15, 2023.

The Prior Sub-Advisory Agreement provides for its automatic termination in the event of an “assignment,” as defined in the 1940 Act. The closing of the Transaction, which is expected to occur in the first half of 2024, will constitute an “assignment” of the Prior Sub-Advisory Agreement resulting in its termination.

Interim Sub-Advisory Agreement

Rule 15a-4 under the 1940 Act permits the Board (including a majority of the Independent Trustees) to approve and enter into an Interim Sub-Advisory Agreement pursuant to which Octagon may serve as investment sub-adviser for up to 150 days following the closing of the Transaction, pending receipt of shareholder approval of the New Sub-Advisory Agreement.

Based upon the considerations described below under “— Board Considerations,” the Board, including the Independent Trustees, approved the Interim Sub-Advisory Agreement at the Board Meeting. In approving the Interim Sub-Advisory Agreement, the Board, including a majority of the Independent Trustees, determined that the scope and quality of services to be provided by Octagon under the Interim Sub-Advisory Agreement would be at least equivalent to the scope and quality of services provided under the Prior Sub-Advisory Agreement. The compensation to be received by Octagon under the Interim Sub-Advisory Agreement is not greater than the compensation Octagon would have received under the Prior Sub-Advisory Agreement.

The Interim Sub-Advisory Agreement will become effective upon the closing of the Transaction only if the New Sub-Advisory Agreement has not been approved by shareholders at that time. There are no material differences between the terms of the Interim Sub-Advisory Agreement and the terms of the Prior Sub-Advisory Agreement and New Sub-Advisory Agreement, except for those provisions in the Interim Sub-Advisory Agreement which are necessary to comply with the requirements of Rule 15a-4 under the 1940 Act. The provisions of the Interim Sub-Advisory Agreement required by Rule 15a-4 under the 1940 Act include:

(i)     the Interim Sub-Advisory Agreement terminates upon the earlier of the 150th day following the closing of the Transaction or the effectiveness of the New Sub-Advisory Agreement;

(ii)    the Board or the holders of a majority of the Trust’s outstanding voting securities may terminate the Interim Sub-Advisory Agreement at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to the Sub-Adviser;

(iii)   the compensation earned by the Sub-Adviser under the Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account with the Trust’s custodian or a bank;

(iv)   if the holders of a majority of the Trust’s outstanding voting securities approve the New Sub-Advisory Agreement by the end of the 150-day period, the amount in the escrow account (including interest earned) will be paid to the Sub-Adviser; and

(v)    if a majority of the Trust’s outstanding voting securities do not approve the New Sub-Advisory Agreement, the Sub-Adviser will be paid, out of the escrow account, the lesser of (a) any costs incurred in performing the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow), or (b) the total amount in the escrow account (plus interest earned).

New Sub-Advisory Agreement

It is proposed that the Adviser, Octagon and the Trust enter into the New Sub-Advisory Agreement, to become effective upon the date of the closing of the Transaction. Under Section 15(a) of the 1940 Act, the New Sub-Advisory Agreement requires the approval of (i) the Board, including a majority of the Independent Trustees, and (ii) the shareholders. In the event that the shareholders do not approve the New Sub-Advisory Agreement, Octagon may continue to act as the investment sub-adviser for the Trust pursuant to the Interim Sub-Advisory Agreement for a period of up to 150 days following the closing of the Transaction. In such event, the Board will determine a course of action believed by the Board to be in the best interests of the Trust and its shareholders.

Based upon the considerations described below under “— Board Considerations,” the Board, including the Independent Trustees, approved the New Sub-Advisory Agreement at the Board Meeting.

There are no material differences between the terms of the New Sub-Advisory Agreement and the terms of the Prior Sub-Advisory Agreement. A form of the New Sub-Advisory Agreement is attached in Annex C hereto.

Sub-Advisory Services.    Under the New Sub-Advisory Agreement, Octagon is retained to provide investment sub-advisory services with respect to the Trust’s investment portfolio. The services to be provided by Octagon include certain of the day-to-day operations of the Trust subject to the oversight and supervision of the Adviser and the direction and control of the Board. Such services include (i) managing the investment and reinvestment of the Trust’s assets in accordance with the Trust’s investment policies, (ii) arranging for the purchase and sale of securities and other assets, (iii) providing investment research and credit analysis concerning the Trust’s assets, (iv) placing orders for purchases and sales of the Trust’s assets, (v) maintaining books and records required to support the Trust’s investment operations, (vi) monitoring on a daily basis the investment activities and portfolio holdings of the Trust and (vii) voting proxies relating to the Trust’s portfolio securities in accordance with Octagon’s proxy voting policies and procedures. The services provided by Octagon pursuant to the New Sub-Advisory Agreement are identical to the services provided pursuant to the Prior Sub-Advisory Agreement.

Compensation.    The New Sub-Advisory Agreement does not result in any change in the sub-advisory fee rate. Pursuant to the New Sub-Advisory Agreement, Octagon receives, as full compensation for all services rendered by Octagon as such, a sub-advisory fee, payable monthly in arrears, calculated as a specified percentage of the advisory fee payable by the Trust to the Adviser (before giving effect to any fees waived or expenses reimbursed by the Adviser). The specified percentage is equal to the blended percentage computed by applying the following percentages to the aggregate average daily Managed Assets (as defined below) of all registered investment companies in the XAI fund complex for which Octagon (or an affiliate of Octagon) serves as investment sub-adviser, including the Trust (“Eligible Funds”):

Aggregate Eligible Funds Daily Managed Assets	Percentage of Advisory Fee
First $500 million	60%
Over $500 million	50%

The sub-advisory fee is paid to Octagon by the Adviser, which receives an advisory fee from the Trust, payable monthly in arrears, in an annual amount equal to 1.70% of the Trust’s average daily Managed Assets. “Managed Assets” means the total assets of the Trust, including assets attributable to the Trust’s use of leverage and preferred shares, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage). From time to time the Trust may reimburse Octagon for certain costs and expenses incurred by Octagon in connection with the management of the Trust’s assets. The applicable provisions of the New Sub-Advisory Agreement are identical to provisions of the Prior Sub-Advisory Agreement. The sub-advisory fee rate and the asset base on which such fee is payable is the same between the Prior Sub-Advisory Agreement, Interim Sub-Advisory Agreement and New Sub-Advisory Agreement.

The Adviser paid Octagon a sub-advisory fee of $4,066,810, and the Trust reimbursed $195,765 in expenses to Octagon, during the fiscal year ended September 30, 2022.

Duration and Termination.    Assuming approval by shareholders, the New Sub-Advisory Agreement shall continue for an initial term of one year. Thereafter, the New Sub-Advisory Agreement shall continue in effect from year to year after the initial term if approved annually (i) by the Board or the holders of a majority of the outstanding voting securities of the Trust and (ii) by a majority of the trustees who are not “interested persons” of any party to the New Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The New Sub-Advisory Agreement may be terminated (i) by the Trust or the Adviser at any time, without the payment of any penalty, upon giving Octagon 60 days’ written notice, or (ii) by Octagon on 60 days’ written notice to the Trust and the Adviser. The New Sub-Advisory Agreement will also immediately terminate in the event of its assignment, as defined in the 1940 Act. The New Sub-Advisory Agreement also terminates upon the termination of the Trust’s investment advisory agreement with the Adviser. These provisions of the New Sub-Advisory Agreement are identical to provisions of the Prior Sub-Advisory Agreement.

Limitation of Liability.    The New Sub-Advisory Agreement provides that Octagon will not be liable for any error of judgment or mistake of law or for any loss suffered by Octagon, the Adviser or by the Trust in connection with the performance of the New Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Octagon in the performance of its duties or from reckless disregard by Octagon of its duties under the New Sub-Advisory Agreement. These provisions of the New Sub-Advisory Agreement are identical to provisions of the Prior Sub-Advisory Agreement.

Additional Information About Octagon

Principal Executive Officer and Members of Board of Managers.    The principal executive officer and members of the board of managers of Octagon are:

Name	Position	Principal Occupation
Andrew B. Gordon	Principal Executive Officer and Member of Board of Managers	Chief Executive Officer of Octagon
Gretchen Lam	Member of Board of Managers	Senior Portfolio Manager of Octagon
Michael Nechamkin	Member of Board of Managers	Chief Investment Officer and Senior Portfolio Manager of Octagon
Woody Bradford	Member of Board of Managers	Chief Executive Officer and Chair of the Board of Conning
Jung Lee	Member of Board of Managers	Chief Operating Officer and Chief Financial Officer of Conning
Rich Sega	Member of Board of Managers	Global Chief Investment Strategist of Conning
Meryl Hartzband	Member of Board of Managers	Independent director. Serves as a director of three companies in the financial services sector.

The business address for the principal executive officer and each member of the board of managers of Octagon is 250 Park Avenue, 15th Floor, New York, New York 10177.

Octagon has announced that Gretchen Lam will succeed Andrew Gordon as Chief Executive Officer of Octagon, effective January 1, 2024. At that time, Mr. Gordon will assume the role of Executive Chair of the Board of Managers and will also continue to serve as a member of the firm’s Investment Committee.

Other Investment Companies Advised by Octagon.    Octagon does not serve as investment adviser or investment sub-adviser to any other registered investment companies or business development companies with a similar investment objective as the Trust.

Relationships with the Trust.    No Trustee or officer of the Trust is an officer, employee, director, general partner or shareholder of Octagon or has any material direct or indirect interest in Octagon or any other person controlling, controlled by or under common control with Octagon.

The Adviser is not affiliated with Octagon.

Affiliated Brokerage.    During the fiscal year ended September 30, 2022 (the most recent fiscal year for which such information is available), the Trust paid no brokerage commissions to (i) any broker that is an affiliated person of the Trust or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of the Trust, the Adviser, Octagon or the Trust’s administrator.

Other Payments to Affiliates.    During the fiscal year ended September 30, 2022 (the most recent fiscal year for which such information is available), the Trust made no material payments to Octagon or any affiliated person of Octagon for services provided to the Trust except as described herein.

Section 15(f) of the 1940 Act

The Board has been advised that Octagon expects that the Transaction to be conducted in accordance with Section 15(f) of the 1940 Act. Section 15(f) provides in substance that an investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale of securities of, or other interest in, such investment adviser that results in an assignment of an investment advisory contract so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The composition of the Board currently meets this test. Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC or the staff of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor investment adviser), or any “interested person” (as defined in the 1940 Act) of such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company).

Board Considerations

The following is a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board’s recommendation that shareholders approve the New Sub-Advisory Agreement, as well as the material factors considered by the Board in determining to approve the Interim Sub-Advisory Agreement (together with the New Sub-Advisory Agreement, the “New Agreements”).

In determining whether to approve the New Agreements, the Independent Trustees considered that, as part of the Board’s 2023 annual contract review process held in August 2023 (“Contract Review”), the Independent Trustees had requested and received extensive information and presentations that supported the Board’s decision to renew the Prior Sub-Advisory Agreement with Octagon. Counsel to the Independent Trustees (“Independent Legal Counsel”) submitted requests for additional and updating information to Octagon in connection with the Transaction. The Independent Trustees received a presentation on the Transaction from representatives of Octagon at the Board Meeting reviewed and discussed the information provided by Octagon in response to the informational requests submitted by Independent Legal Counsel. They also received a presentation from the Adviser describing its due diligence of Octagon and the Transaction. The Independent Trustees considered the Adviser’s recommendation that the Board, including the Independent Trustees, approve each of the New Agreements (collectively with the foregoing presentations and materials received in connection with the Transaction, the “Transaction Diligence”).

The Board considered the information received as a part of the Contract Review and the Transaction Diligence, as well as its accumulated experience in governing the Fund. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

•        The Nature, Extent, and Quality of the Services Provided by the Sub-Adviser.    In this regard, the Board reviewed the services being provided by the Sub-Adviser to the Trust including, without limitation, the nature and quality of the investment advisory services provided to the Trust.

•        Continuity of Portfolio Management.    The existing Octagon portfolio management team is expected to continue to provide portfolio management to the Fund and to continue to be responsible for the execution of portfolio transactions for the Fund following the Transaction. Octagon previously provided information with respect to these services in connection with the Contract Review. The Board noted that in connection with Gretchen Lam’s appointment as Chief Executive Officer of Octagon, Lauren B. Law, a member of Octagon’s Investment Committee and member of the portfolio management team of the Trust, is expected to assume responsibility as the lead portfolio manager of the Trust. Ms. Law will be supported by the same team of Octagon investment professionals in the day-to-day management of the Trust’s portfolio, including the following members of Octagon’s Investment Committee: Andrew D. Gordon, Gretchen Lam, Michael B. Nechamkin and Sean M. Gleason. In addition, Maegan Gallagher is a member of the Octagon Investment Committee.

•        Continuity in Investment Objective, Strategies and Principal Risks.    Octagon does not intend to propose changes to the Trust’s investment objective, strategies or restrictions in connection with the Transaction.

•        Portfolio Management History.    Octagon has been the Trust’s investment sub-adviser since inception and has a long-term history of managing the Trust’s investment portfolio.

•        Adviser’s Assessment of Octagon and Recommendation.    Based on its diligence of Octagon and the Transaction, the Adviser recommended that the Board, including the Independent Trustees, approve each of the New Agreements. In addition, the Adviser indicated that it expected that the scope and quality of services to be provided by Octagon under the Interim Sub-Advisory Agreement would be at least equivalent to the scope and quality of services provided by Octagon under the Prior Sub-Advisory Agreement.

•        Investment Performance.    In light of the proposed continued management of the Fund’s portfolio by the Octagon portfolio management team, the Board took into account its review of the Fund’s investment performance, its benchmark index and a peer group of funds over various periods of time, in connection with the Contract Review and its conclusion that the Fund’s performance supported renewal of the Prior Sub-Advisory Agreement.

•        Financial Strength and Resources of Generali.    The Board considered information provided by Octagon regarding Generali’s financial condition, including its representations concerning its ongoing viability as a business enterprise and available resources.

•        Terms of the New Agreements.    The Board considered the acceptability of the terms of the New Agreements. There are no material differences between the terms of each of the New Agreements and the terms of the Prior Sub-Advisory Agreement.

•        Octagon’s Assurance Regarding the Nature, Quality and Extent of Services.    Octagon stated that following the Transaction there will not be any diminution in the nature, quality and extent of services provided to the Fund.

•        Sub-Advisory Fee.    The sub-advisory fee payable to Octagon under each of the New Agreements will be the same as the sub-advisory fee paid to Octagon under the Prior Sub-Advisory Agreement — which the Board previously determined to be reasonable as part of the Contract Review.

•        The Costs of the Services Provided and Profits Realized by Octagon and its Affiliates from the Relationship with the Trust.    In this regard, the Board took into account its consideration, in connection with the Contract Review and its conclusion to renew the Prior Sub-Advisory Agreement, of the total expense ratio of the Trust and the management fees paid to the Sub-Adviser, including its consideration of these fees as compared to fees paid by funds in the Trust’s peer group, possible economies of scale achieved by peer group funds and the impact of the expense limitation agreement, the quality and experience of the Sub-Adviser’s personnel, the Sub-Adviser’s business philosophies and methods of operation; the Sub-Adviser’s compliance policies and procedures; the financial condition of the Sub-Adviser; the level of commitment to the Trust by the Sub-Adviser and its principals; the asset levels of the Trust and the overall expenses of the Trust.

•        Economies of Scale.    The Board considered, in connection with the Contract Review and its conclusion to renew the Prior Sub-Advisory Agreement, whether economies of scale could be achieved as the Trust grows and whether the Sub-Adviser’s fee reflects these economies of scale in a manner that is fair and reasonable and beneficial for the Trust’s investors.

•        Costs and Expenses of the Transaction.    Shareholders of the Fund will not bear any costs in connection with the Transaction, inasmuch as Octagon will bear the costs, fees and expenses incurred by the Fund in connection with this Proposal 2 and any other costs of the Fund associated with the Transaction.

Overall Conclusions.    With respect to the Interim Sub-Advisory Agreement, the Board concluded that the scope and quality of services to be provided thereunder will be at least equivalent to the scope and quality of services provided under the Prior Sub-Advisory Agreement. In addition, the Board concluded that the Fund’s sub-advisory fee was fair and reasonable in light of the extent and quality of the services to be provided and other benefits to be received. The Board determined that approval of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement was in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Trustee, in the exercise of his or her business judgment, may afford different weights to different factors. At the Board Meeting, the Board, including the Independent Trustees, approved each of the New Agreements and determined to recommend approval of the New Sub-Advisory Agreement by Shareholders.

Shareholder Approval

The New Sub-Advisory Agreement must be approved by a vote of the holders of a majority of the outstanding voting securities of the Trust. The “vote of the holders of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of shareholders holding (i) 67% or more of the voting securities of the Trust entitled to vote thereon present at the Special Meeting or represented by proxy if holders of more than 50% of the Trust’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Trust entitled to vote thereon. Shareholders will have equal voting rights (i.e. one vote per Share), with holders of Common Shares and Preferred Shares voting together as a single class.

Abstentions and “broker non-votes” (i.e. Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have the same effect as votes against the Proposal.

Board Recommendation

The Board, including the Independent Trustees, recommends that you vote “FOR” approval of the New Sub-Advisory Agreement.

PROPOSAL 2: approVAL OF amendment to the Declaration of Trust

General

The Trust was organized as a Delaware statutory trust on April 4, 2017 and is registered as a diversified closed-end management investment company under the 1940 Act.

Section 11.1(a) of the Declaration of Trust provides that, unless earlier dissolved or unless the term is extended as provided in the Declaration of Trust, the Trust shall have a limited period of existence and shall cease to exist at the close of business on December 31, 2029, the Termination Date, except that the Trust shall continue to exist for the purpose of paying, satisfying, and discharging any existing debts or obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs.

Section 11.1(b) of the Declaration of Trust provides that, notwithstanding the foregoing, the Trust’s term may be extended beyond December 31, 2029 once for up to one year, and once for up to an additional six months (i.e., up to June 30, 2031), in each case by the affirmative vote of a majority of the Trustees, without a vote of shareholders of the Trust.

Section 11.1(c) of the Declaration of Trust provides that, if the Trust completes an Eligible Tender Offer to purchase 100% of the then outstanding Common Shares at a price equal to the net asset value per Common Share on the expiration date of the tender offer, which expiration date shall be as of a date within twelve months preceding the Termination Date, Section 11.1 of the Declaration of Trust may be amended by the affirmative vote of a majority of the Trustees, without a vote of shareholders, to eliminate the Termination Date and cause the Trust to have perpetual existence. The Trust may conduct an Eligible Tender Offer upon the affirmative vote of a majority of the Trustees, without a vote of shareholders.

Term Amendment

As proposed, the Term Amendment, in the form set forth in Annex B, would eliminate the provisions of the Declaration of Trust described in the foregoing paragraphs, and certain references to those provisions, and replace them in their entirety with a provision stating that, unless terminated as provided in the Declaration of Trust, the Trust will continue without limitation of time. The effect of the Term Amendment would be to eliminate the Trust’s limit term provision and give the Trust perpetual existence. As a result, if Proposal 2 is approved, the Trust would no longer be managed in anticipation of a scheduled termination date and would not be required to liquidate its entire portfolio and wind up its affairs on that date.

Common Shares would continue to trade on the NYSE and shareholders would be able to sell their Common Shares on the NYSE at market value. Common shares of closed-end funds frequently trade at a discount to net asset value.

Board Approval of the Term Amendment

The Board, including the Trustees who are not “interested persons” of the Trust, the Adviser or the Sub-Adviser, as defined in the 1940 Act (the “Independent Trustees”), has unanimously approved, and recommends that shareholders approve, the Term Amendment.

In determining to approve the amendment to the Declaration of Trust, the Board considered a number of factors, including, but not limited to:

•        information and analyses provided by the Adviser as to the potential benefits and risks to the Trust of the perpetual existence provided for in the Term Amendment;

•        that the Term Amendment will not result in any change in the Trust’s investment objectives or principal investment strategies and the Trust’s current portfolio management team will continue to manage the Trust’s portfolio;

•        Trust management’s conflict of interest in recommending the perpetual existence provided for in the Term Amendment because the Adviser and Sub-Adviser will receive fees for a longer period of time than if the Trust’s Declaration of Trust was not amended to eliminate the term of the Trust; and that the Board will have the opportunity to, and will be required to, evaluate the Trust’s investment advisory and sub-advisory arrangements, including the fees payable thereunder, annually beyond the expiration of the current term; and

•        the potential effect of the Term Amendment on the trading price of the Common Shares over time.

The Board of Trustees determined that the Term Amendment will provide the Trust’s shareholders several primary benefits:

•        Maintain fully invested portfolio and earnings power:    The proposed change will allow the Trust to continue to operate as it has since inception without a need to change its investment portfolio as it nears termination. The Trust can avoid potential issues that may arise from a future liquidation of assets that would be required prior to termination. Market conditions through a period of winding down the Trust may be unfavorable, and liquidation costs may reduce both the Trust’s net investment income and the Trust’s NAV as it nears termination.

The Trust has a current distribution rate of 14.68% on market price (calculated based on the Trust’s monthly distribution declared as of September 30, 2023, annualized and divided by the closing market price per common share on September 30, 2023) and has averaged a distribution rate of 11.06% on market price since the Trust’s first distribution declaration on November 1, 2017 (calculated based on each of the Trust’s monthly distributions, annualized, and divided by the closing market price per Common Share on the date of declaration of such distribution, from inception through September 30, 2023). The Trust earns an attractive rate of net investment income from its current asset mix, which includes allocations to less liquid investments such as CLO debt and CLO equity. The Trust’s distribution rate is compelling relative to other floating-rate investment opportunities available in the marketplace. See Exhibit 1 in Annex A to this Proxy Statement. In advance of a planned termination, the Trust would need to reduce its investments in less liquid securities and increase its investments in liquid securities.

The Trust intends to pay substantially all of its net investment income, if any, to common shareholders through monthly distributions and to distribute any net realized long-term capital gains to common shareholders at least annually. The Trust’s net investment income and capital gain can vary significantly over time; however, the Trust seeks to maintain stable common share monthly distributions over time. There is no assurance the Trust will pay regular monthly distributions or that it will do so at a particular rate. Distributions may be paid by the Trust from any permitted source and, from time to time, all or a portion of a distribution may be a return of capital, which is in effect a partial return of the amount a shareholder invested in the Trust. Shareholders should not assume that the source of the distribution from the Trust is net income or profit.

The Trust also uses leverage to enhance its net investment income. In advance of the Termination Date, the Trust would be required to stop using certain forms of leverage with fixed terms and also reduce leverage entirely over time. Depending upon market conditions, such changes to the Trust’s leverage strategy may begin multiple years in advance of the Termination Date. The Trust’s net investment income may decline as a result of changing its investment exposure and reducing leverage.

•        Remain invested in the Trust:    By voting to approve the Term Amendment, the Trust’s shareholders will also be able to maintain their investment in the Trust beyond the Termination Date, which can benefit shareholders with longer term investment horizons. Trust shareholders will be able to avoid reinvestment risks and switching costs associated with identifying and establishing a new position in a different fund with a similar CLO-focused strategy.

•        Benefit from potential growth and scale efficiencies:    By voting to approve the Term Amendment, shareholders may benefit from continued growth of the Trust’s common share base and resulting scale efficiencies. The goal of such common share growth is to enhance secondary market liquidity for shareholders by growing the size of the Trust over time and reducing operating expenses per share. The Trust currently has an ATM program that allows it to accretively issue common shares in the secondary market when common shares are trading at a premium. In an ATM offering, newly issued shares are sold incrementally into the secondary trading market through a placement agent at prevailing market prices, but always at or above the Trust’s NAV. The placement agent sells the common shares in the open market and the Trust receives cash proceeds from the transaction to be invested pursuant to the Trust’s investment objectives. The Trust issues common shares pursuant to the ATM program only if the shares are trading at a sufficient premium such that the issuance price, less the placement fee, exceeds the Trust’s NAV per share. If the Trust is made perpetual, it can continue to operate and seek to issue common shares through the ATM, potentially creating operational efficiencies that may be passed along to shareholders in the form of increased distributions, subject to approval by the Trust’s Board of Trustees. See Exhibit 4 in Annex A to this Proxy Statement.

•        Common shareholders will continue to be able to sell common shares in the secondary market:    Approval of Proposal 2 will not impact shareholders’ ability to sell their shares in the secondary market at a time of their choosing.

When the Trust’s common shares are trading at a premium, if common shareholders wish to exit the Trust, they can sell their shares in the secondary market at a price that is higher than the Trust’s NAV at such time. As of October 31, 2023, the Trust traded at a market price equaling a premium of 6.77% to its NAV of $6.50 per share. The Trust’s common shares have historically traded in the secondary marketplace at an average premium to NAV of 3.30% to NAV (calculated based on the average of daily premiums and discounts from inception through September 30, 2023). The Trust has traded at a premium on 69% of all trading days since inception. Over the last 36 months, the Trust’s common shares have traded in the secondary market at a 6.32% average premium to NAV (calculated based on the average of daily premiums and discounts during the 36 months ended September 30, 2023). Over the last 36 months, the Trust’s common shares have traded at a premium on 90% of all trading days (as of September 30, 2023). See Exhibit 2 in Annex A to this Proxy Statement.

The Trust’s shares experience strong secondary market trading, as evidenced by the 30-day average daily trading volume of 272,441 shares (for the 30 days ended September 30, 2023), as compared to the average daily trading volume of 124,868 shares since the Trust’s inception (from inception through September 30, 2023). See Exhibit 3 in Annex A to this Proxy Statement.

In considering this potential benefit, the Board also considered that the ability of shareholders to sell their shares of the Trust in the secondary market at price that is higher than the Trust’s NAV at the time of sale is dependent on a variety of factors, including but not limited to, market interest at the time of the sale. The Board also considered that, although the Trust’s shares have experienced strong secondary market trading as discussed previously, there is no guarantee that the Trust’s shares will be trading in the secondary market at a premium on any given date, and there is no guarantee that past premiums experienced by the Trust will persist in the future. The Board considered that the elimination of the term structure may result in Common Shares being subject to increased market discount risk, which the term structure was intended to mitigate by providing a fixed date at which shareholders would realize the then current NAV. The Board considered that it was impossible to predict the likelihood of future trading at a premium or discount with or without the term structure, but noted that the only trading history for the Trust was while the term structure was in place. However, the Board noted that while the elimination of the term structure may increase the likelihood of the Common Shares trading at a discount, management also believed that while the Common Shares had historically traded at an average premium to NAV of 3.30%, as the termination date approached the Common Shares were expected to trade toward NAV, reducing the likelihood of significant trading premiums. Additionally, the Board considered that the term structure utilized by the Trust was a relatively recent innovation in closed-fund structuring and the precise impact of the term structure on trading dynamics was uncertain, but noted management’s analysis that since January 31, 2021, term funds have traded at a larger average discount of -8.37% relative to all closed-end funds which have traded at an average discount of -5.39%. Additionally, the Board considered that an increase in the number of Common Shares available for sale may result in downward pressure on the market price for Common Shares and that the sale of Common Shares by the Trust (or the perception that such sales may occur), including pursuant to the at-the-market (“ATM”) program discussed below, may have an adverse effect on prices of Common Shares in the secondary market. The Board considered other factors potentially related to premium/discount, including how the characteristics of the Trust’s portfolio holdings and distribution rate may affect premium or discounts.

Risks and Other Considerations

The Board also considered the risks posed by the Term Amendment, including the elimination of certain liquidity events and the effect on market prices of the Common Shares.

If shareholders approve Proposal 2, the Trust will not terminate and liquidate its assets on or before December 31, 2029 and will not conduct an Eligible Tender Offer, and a continued investment in the Trust will involve the same types of risks currently associated with an investment in the Trust. There is no guarantee that the Trust’s investment objective will be achieved.

While the Common Shares have historically traded at an average premium to NAV, over time the Common Shares have traded both at a premium and at a discount to NAV. There can be no assurance that the Common Shares will continue to trade at a premium in the future nor that the Common Shares will not trade at a discount in the future. Shares of closed-end investment companies frequently trade at a discount to NAV. The elimination of the term structure may result in Common Shares being subject to increased market discount risk (i.e., that the Common Shares trade at a market price that represents a discount to the then current market price), which the term structure is intended to mitigate by providing a fixed date at which shareholders would realize the then current NAV. Market discount risk is a risk separate and distinct from the risk that the Trust’s NAV could decline as a result of investment activities. The elimination of the Trust’s term could have a negative impact on the market price of the Common Shares, which would adversely impact shareholders seeking to sell their Common Shares.

Because the market price of the Common Shares will be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic circumstances, and other factors beyond the control of the Trust, the Trust cannot predict whether the Common Shares will trade at, below or above NAV or the precise impact that the elimination of the term structure will have on the market price of the Common Shares initially or over time. The Common Shares are designed primarily for long-term investors, and you should not view the Trust as a vehicle for short-term trading purposes.

The Board also considered that Trust management has a conflict of interest in recommending the perpetual existence provided for in the Term Amendment because the Adviser and Sub-Adviser will receive fees for a longer period of time than if the Trust’s Declaration of Trust was not amended to eliminate the term of the Trust.

The Board evaluated the potential risks of the Term Amendment against its potential benefits, and determined that the potential benefits may outweigh the potential risks.

Name Change

If Proposal 2 is approved, the Trust’s name will be changed to “XAI Octagon Floating Rate & Alternative Income Trust,” to remove the word “Term” from the Trust’s name, as the Trust will have perpetual existence.

Continued Operation as Term Trust if Proposal 2 is not Approved

If shareholders do not approve Proposal 2, the Declaration of Trust currently in effect will remain in effect and the Trust will terminate on or before December 31, 2029, unless extended in accordance with the Declaration of Trust.

Specifically, if the Board of Trustees believes that under then-current market conditions it is in the best interests of the Trust to do so, the Trust may extend the Termination Date (i) once for up to one year (i.e., up to December 31, 2030), and (ii) once for up to an additional six months (i.e. up to June 30, 2031), in each case upon the affirmative vote of a majority of the Board of Trustees and without a shareholder vote. In determining whether to extend the Termination Date, the Board of Trustees may consider the inability to sell the Trust’s assets in a time frame consistent with termination due to lack of market liquidity or other extenuating circumstances. Additionally, the Board of Trustees may determine that market conditions are such that it is reasonable to believe that, with an extension, the Trust’s remaining assets will appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Trust.

If Proposal 2 is not approved beginning one year before the Termination Date (the “wind-down period”), the Trust may begin liquidating all or a portion of the Trust’s portfolio, and may deviate from its investment policies, including its policy of investing at least 80% of its Managed Assets in floating rate credit instruments and other structured credit investments and may not achieve its investment objective. During the wind-down period, the Trust’s portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of liquidation. Rather than reinvesting the proceeds of matured, called or sold securities, the Trust may such proceeds in short term or other lower yielding securities or hold the proceeds in cash, which may adversely affect its performance.

In addition, if Proposal 2 is not approved, the Board of Trustees may cause the Trust to conduct an Eligible Tender Offer within twelve months preceding the Termination Date. An Eligible Tender Offer would consist of a tender offer to purchase 100% of the then outstanding Common Shares of the Trust at a price equal to the net asset value per Common Share on the expiration date of the tender offer. The terms of an Eligible Tender Offer will include a condition pursuant to which in the event that the number of Common Shares properly tendered in the Eligible Tender Offer exceeds a stated percentage of the outstanding Common Shares, with such percentage to be established at the time of such Eligible Tender Offer by the Board of Trustees representing the minimum threshold for the continued viability of the Trust (the “Termination Threshold”), the Eligible Tender Offer will be terminated and no Common Shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Trust will begin (or continue) liquidating its portfolio and proceed to terminate on or before the Termination Date. The Adviser will pay all costs and expenses associated with the making of an Eligible Tender Offer, other than brokerage and related transaction costs associated with disposition of portfolio investments in connection with the Eligible Tender Offer, which will be borne by the Trust and its shareholders.

If the number of properly tendered Common Shares is less than the Termination Threshold, all Common Shares properly tendered and not withdrawn will be purchased by the Trust pursuant to the terms of the Eligible Tender Offer. Following such completion of the Eligible Tender Offer, the Board of Trustees may eliminate the Termination Date and convert the Trust to a perpetual trust upon the affirmative vote of a majority of the Board of Trustees and without a shareholder vote. In making such decision, the Board of Trustees will take such actions with respect to the continued operations of the Trust as it deems to be in the best interests of the Trust, based on market conditions at such time, the extent of Common Shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by the Board of Trustees in consultation with the Adviser and Sub-Adviser.

An Eligible Tender Offer would be made, and Common Shareholders would be notified thereof, in accordance with the requirements of the 1940 Act, the Exchange Act and the applicable tender offer rules thereunder. The repurchase of tendered Common Shares by the Trust in a tender offer would be a taxable event to Common Shareholders. The Adviser will pay all costs and expenses associated with the making of an Eligible Tender Offer, other than brokerage and related transaction costs associated with disposition of portfolio investments in connection with the Eligible Tender Offer, which will be borne by the Trust and its shareholders.

An Eligible Tender Offer may be commenced upon approval of a majority of the Trustees, without a shareholder vote. If Proposal 2 is not approved, the Trust is not required to conduct an Eligible Tender Offer. If no Eligible Tender Offer is conducted, the Trust will liquidate on or before the Termination Date (subject to extension as described above).

The Trust should not be confused with a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as the fund’s target date, often associated with retirement, approaches, and does not typically terminate on the target date. In addition, the Trust should not be confused with a “target term” fund whose investment objective is to return the fund’s original net asset value on the termination date. The Trust’s investment objective and policies are not designed to seek to return to holders of Common Shares their initial investment per Common Share on the Termination Date or in an Eligible Tender Offer, and investors may receive more or less than their original investment upon termination or in an Eligible Tender Offer.

Shareholder Approval

The Term Amendment must be approved by a vote of the holders of a majority of the outstanding voting securities of the Trust. The “vote of the holders of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of shareholders holding (i) 67% or more of the voting securities of the Trust entitled to vote thereon present at the Special Meeting or represented by proxy if holders of more than 50% of the Trust’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Trust entitled to vote thereon. Shareholders will have equal voting rights (i.e. one vote per Share), with holders of Common Shares and Preferred Shares voting together as a single class.

Abstentions and “broker non-votes” (i.e. Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have the same effect as votes against the Proposal.

Board Recommendation

The Board, including the Independent Trustees, unanimously recommends that you vote “FOR” approval of the Term Amendment

ADDITIONAL INFORMATION

Further Information About Voting and the Special Meeting

Quorum.    The holders of a majority of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the shareholders for purposes of conducting business on such matter. Abstentions and broker non-votes will be counted as Shares present at the Special Meeting for quorum purposes.

Record Date.    The Board has fixed the close of business on October 25, 2023 as the Record Date for the determination of shareholders of the Trust entitled to notice of, and to vote at, the Special Meeting. Shareholders of the Trust as of the close of business on the Record Date will be entitled to one vote for each Share held and a fractional vote with respect to fractional Shares with no cumulative voting rights.

How to Vote Your Shares.    Whether or not you plan to attend the Special Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your Shares will be represented at the Special Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.

All Shares represented by properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If any other business is brought before the Special Meeting, your Shares will be voted at the proxies’ discretion. If you sign the proxy card, but don’t fill in a vote, your Shares will be voted in accordance with the Board’s recommendation.

Shareholders who execute proxy cards or record voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Trust a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person. Merely attending the Special Meeting, however, will not revoke any previously submitted proxy.

Attending the Special Meeting.    If you wish to attend the Special Meeting and vote in person, you will be able to do so. If you intend to attend the Special Meeting in person and you are a record holder of Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Special Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of the Record Date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting. You may contact the Trust at (888) 903-3358 to obtain directions to the site of the Special Meeting.

Additional Information Regarding Voting.    Broker-dealer firms holding Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the proposal before the Special Meeting. The Trust understands that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Neither of the Proposals is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card will not have their Shares voted by broker dealer firms. Such “broker non-votes” will have the same effect as votes against the Proposals. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the Proposal may be deemed an instruction to vote such Shares in favor of the Proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on December 19, 2023

This Proxy Statement is available on the Internet at: https://vote.proxyonline.com/XAI/docs/proxy2023.pdf.

Adviser

XA Investments LLC serves as the investment adviser to the Trust and is responsible for overseeing the Trust’s overall investment strategy and its implementation, including the use of leverage by the Trust. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940 and acts as investment adviser to certain other management investment companies. The Adviser is a Delaware limited liability company, with its principal offices located at 321 North Clark Street, Suite 2430, Chicago, Illinois 60654. The Adviser is controlled by Theodore J. Brombach, Co-Chief Executive Officer of the Adviser and a founding partner of XMS Capital Partners, LLC, and John “Yogi” Spence, Co-Chief Executive Officer of the Adviser and a founding partner of XMS Capital Partners, LLC.

XAI was founded by the principals of XMS Capital Partners, LLC in April 2016. The Adviser’s leadership team believes that the investing public needs better access to a broader range of alternative investment strategies and managers. The Adviser sponsors registered investment companies designed to provide investors with access to institutional-caliber alternative investments, by partnering with established alternative asset managers selected from numerous alternative credit managers, hedge fund managers and private debt and equity firms to sub-advise the Adviser’s funds. As of March 31, 2023, the Adviser managed approximately $401.1 million in assets. The Adviser is located at 321 North Clark Street, Suite 2430, Chicago, Illinois 60654.

Administrator

Paralel Technologies, located at 1700 Broadway suite 1850, Denver, CO 80290, serves as administrator to the Trust.

Outstanding Shares

As of the Record Date, the Trust had outstanding 45,798,604.45 Common Shares, 1,596,000 6.50% Series 2026 Term Preferred Shares and 800,000 6.00% Series 2029 Convertible Preferred Shares.

Principal Shareholders

The following table lists each person who, to the knowledge of the Trust, beneficially owned more than 5% of any class of equity securities of the Trust as of the Record Date. The information contained in this table is based on the Trust’s review of Schedule 13D, Schedule 13G and other regulatory filings.

Shareholder Name and Address	Class of Shares	Share Holdings		Percentage Owned
Karpus Management, Inc. d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	Preferred Shares	267,897 Shares	(1)	25.76%

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(1)      Based on a Schedule 13G filed with the SEC on February 14, 2023.

Security Ownership of Management

As of the Record Date, no Trustee or officer of the Trust beneficially owned 1% or more of equity securities of the Trust, except as set forth below:

Name	Position with the Trust	Number of Common Shares of the Trust Owned	Percentage of Outstanding Common Shares Owned
Theodore J. Brombach*	Trustee, President and Chief Executive Officer	484,646	1.05%
John “Yogi” Spence*	Vice President	533,171	1.16%

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*        In addition, the Adviser holds 27,380 Common Shares of the Trust. Each of Mr. Brombach and Mr. Spence may be deemed to be a beneficial owner of the Common Shares held by the Adviser by virtue of his control over the Adviser.

As of the Record Date, the Trustees and officers of the Trust as a group owned approximately 2.63% of the outstanding Common Shares of the Trust.

Additional Information Regarding the Solicitation

Certain Preferred Shares have been purchased by clients (“Purchasers”) of Eagle Point Credit Management LLC (“Eagle Point”). Pursuant to a letter agreement by and among the Trust, Eagle Point and the Purchasers, the Purchasers and Eagle Point have granted the Trust an irrevocable proxy to vote at any annual meeting or special meeting of shareholders of the Trust in the same proportion as the vote of all other holders all Preferred Shares held by the Purchasers, Eagle Point, any other person controlled by the parent company of Eagle Point, or any other investment vehicles or accounts sponsored or managed by Eagle Point or any person controlled by the parent company of Eagle Point, or which Eagle Point or any person controlled by the parent company of Eagle Point otherwise has or shares the power to vote, or to direct the voting of, as of the record date for the applicable annual or special meeting of shareholders of the Trust.

Delaware Statutory Trust Act — Control Share Acquisitions

Because the Trust is organized as a Delaware statutory trust, it is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Trust, upon its effective date of August 1, 2022 (the “Effective Date”).

The Control Share Statute provides for a series of voting power thresholds above which Shares are considered control shares. The first such threshold is 10% or more, but less than 15%, of all voting power. Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Trust shares in the election of Trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.

Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Trust with respect to Shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders or exempted by the Board of Trustees. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding Shares held by the acquirer and its associates as well as Shares held by certain insiders of the Trust. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Trust’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level.

The Control Share Statute effectively allows non-interested shareholders to evaluate the intentions and plans of an acquiring person above each threshold level.

Alternatively, the Board of Trustees is permitted, but not obligated, to exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively. As of the date hereof, the Board of Trustees has not exempted, and has no present intention to exempt, any acquisition or class of acquisitions.

The Control Share Statute does not retroactively apply to acquisitions of Shares that occurred prior to the Effective Date. However, such Shares will be aggregated with any Shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired Shares constituting control shares.

The Control Share Statute requires shareholders to disclose to the Trust any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.

Some uncertainty around the general application under the 1940 Act of state control share statutes exists as a result of recent federal and state court decisions that have found that certain control share by-laws adopted by Massachusetts business trusts violated the 1940 Act. Additionally, in some circumstances uncertainty may also exist in how to enforce the control share restrictions contained in state control share statutes against beneficial owners who hold their shares through financial intermediaries.

The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their Shares of the Trust and any subsequent acquisitions of Shares.

Privacy Principles of the Trust

The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public, personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public, personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public, personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

The Trust restricts access to non-public, personal information about its shareholders to employees of the Adviser and its delegates and affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public, personal information of its shareholders.

Deadline for Shareholder Proposals

The Trust’s by-laws require compliance with certain procedures for a shareholder to properly make a nomination for election as a Trustee or to propose other business for the Trust. If a shareholder who is entitled to do so under the by-laws wishes to nominate a person or persons for election as a Trustee or propose other business for the Trust, that shareholder must provide a written notice to the Secretary of the Trust at the Trust’s principal executive offices. Such notice must include certain information about the proponent and the proposal, or in the case of a nomination, the nominee. A copy of the by-laws, which include the provisions regarding the requirements for shareholder nominations and proposals, may be obtained by writing to the Secretary of the Trust, c/o XA Investments LLC, 321 North Clark Street, Suite 2430, Chicago, Illinois 60654. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the by-laws.

Shareholder proposals intended for inclusion in the Trust’s proxy statement in connection with the Trust’s 2024 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Trust at the Trust’s principal executive offices by January 8, 2024 in order to be considered for inclusion in the Trust’s proxy statement. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Trust’s proxy statement.

A proposal, other than a proposal submitted pursuant to Rule 14a-8, must be received by the Trust’s Secretary at the Trust’s principal executive offices not earlier than February 9, 2024 and not later than March 10, 2024 (which is also the date after which shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would not be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act). If a proposal is not “timely” within the meaning of Rule 14a-4(c), then the persons named as proxies in the proxies solicited by the Board for the 2024 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

Expenses of Proxy Solicitation

The cost of soliciting proxies will be borne by the Adviser and the Sub-Adviser (and not the Fund). Certain officers of the Trust and certain officers and employees of the Adviser (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies and will be reimbursed for such out-of-pocket expenses.

The Trust has engaged EQ Fund Solutions to assist in the solicitation of proxies. EQ Fund Solutions is expected to receive an estimated fee of $100,000 from the Adviser and Sub-Adviser and be reimbursed by them for its reasonable expenses in connection with its solicitation of proxies.

Other Matters

The management of the Trust knows of no other matters that are to be brought before the Special Meeting. However, if any other matters not now known properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Failure of a quorum to be present at the Special Meeting may result in an adjournment. The chairperson of the Special Meeting may move for an adjournment to permit further solicitation of proxies if the chair determines that adjournment and further solicitation are reasonable and in the best interests of shareholders. Any adjourned meeting or meetings may be held without the necessity of another notice. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present at the Special Meeting.

Please vote promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope or by following the enclosed instructions to vote by telephone or over the Internet.

November 7, 2023

Annex A

Exhibit 1A — XFLT Cumulative Distributions Per Share Since Inception1

XFLT pays a monthly distribution of $0.085 per share (as of October 2, 2023). This chart shows the total distributions a shareholder would have received per common share owned since inception.

Source: XA Investments; Bloomberg.

Note: Data from inception on 9/27/2017 to 10/2/2023.

1.       Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Trust. To date, a portion of common share distributions for 2023 has been estimated to be a return of capital. The actual components of the Trust’s distributions for U.S. tax reporting purposes can only be finally determined as of the end of each year and are thereafter reported on Form 1099-DIV. The Trust’s distributions for fiscal year ended 2022 comprised 90.60% net income and 9.40% return of capital. The Trust’s distributions for 2023 will be made available and reported to investors after the end of the year. A distribution comprised in whole or in part by a return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” Future distributions may consist of a return of capital.

Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

Annex A-1

Exhibit 1B — XFLT Current Distribution Rate1,2,3

XFLT’s distribution rate is higher than other asset class average distribution rates.

Notes: Data as of 9/30/2023. The Trust does not seek to track any index. Index returns are for illustrative purposes only, do not reflect the deduction of fees and expenses and do not represent the performance of the Trust. It is not possible to invest directly in an index.

Asset Class Risk Information:

Investments in different asset classes have different types of risks, which may provide higher returns but also greater volatility. In general, equity securities tend to be more volatile than fixed income securities. The value of, and income generated by, debt securities will decrease, or increase, based on changes in market interest rates. As interest rates rise, bond prices fall. Senior secured floating-rate loans have a higher risk of default. In addition to the general risks associated with credit instruments, collateralized loan obligations (“CLOs”) are structured credit securities and often involve risks that are different from or more acute than risks associated with other types of credit instruments.

1.       CLO Debt is represented by the Palmer Square CLO BB Debt Index. The Palmer Square CLO Debt Indices are broadly distributed daily benchmarks for U.S. dollar-denominated CLOs backed by broadly syndicated leveraged loans. The Palmer Square CLO BB Debt Index represents returns for the BB-mezzanine tranche of CLOs. Business Development Companies (“BDCs”) are represented by the S&P BDC Index. The S&P BDC Index is designed to measure leading Business Development Companies that trade on major U.S. exchanges. Senior Secured Loans are represented by the Morningstar LSTA U.S. Leveraged Loan 100 Index and reflect yield-to-maturity. The Morningstar LSTA U.S. Leveraged Loan 100 Index is a market index designed to measure the performance of the U.S. leveraged loan market. Floating rate notes are represented by the S&P U.S. Treasury Bond Floating Rate Index and reflect yield-to-maturity. The S&P U.S. Treasury Bond Floating Rate Index seeks to measure the performance of the U.S. Treasury floating-rate market and is designed to capture all U.S. Treasury floating-rate issuance. CLO equity is not included in the chart above because there is no benchmark index that represents CLO equity returns.

2.       Distribution rates are not performance and are calculated by summing the monthly distributions per share over twelve months and dividing by the NAV or market price, as applicable, as of the latest month-end.

3.       Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Trust. To date, a portion of common share distributions for 2024 has been estimated to be a return of capital. The actual components of the Trust’s distributions for U.S. tax reporting purposes can only be finally determined as of the end of each year and are thereafter reported on Form 1099-DIV. The Trust’s distributions for fiscal year ended 2023 comprised 99.99% net income and 0.01% return of capital. The Trust’s distributions for 2024 will be made available and reported to investors after the end of the year. A distribution comprised in whole or in part by a return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” Future distributions may consist of a return of capital.

Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

Annex A-2

Exhibit 2A — XFLT Premium to NAV (Last 36 Months)

Over the last 36 months, XFLT has traded at an average premium of 6.32%. Since inception, XFLT has traded at an average premium of 3.30%.

Source: XA Investments; Bloomberg.

Note: Data from 9/30/2020 to 9/30/2023.

Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

Annex A-3

Exhibit 2B — XFLT Historical Premium/Discount (Last 36 Months)

Over the last 36 months, XFLT has traded at a premium on 92% of trading days. Since inception, XFLT has traded at a premium on 70% of trading days.

Source: XA Investments; Bloomberg.

Note: Data from inception to 9/30/2023. Percentages of total trading days may not sum to 100% due to rounding.

Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

Annex A-4

Exhibit 3 — XFLT Average Daily Trading Volume

Current[1]	299,100
30 Day Average	256,352
LTM Average	208,215
36 Month Average	195,460
Average Since Inception	125,826

Source: XA Investments; Bloomberg.

Note: Data from inception to 9/30/2023. LTM stands for last twelve months.

1.       Current volume as of 9/30/2023.

Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

Annex A-5

Exhibit 4 – Common Share Growth

XFLT has grown through various accretive follow-on equity offerings.

Source: XA Investments

Note: Data from inception to 9/30/2023.

Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

Annex A-6

Exhibit 5 — XFLT Total Return History

XFLT Total Returns	9/30/2023	9/30/2023	9/30/2023	9/30/2023	9/30/2023	9/30/2023 Since Inception
	3 Month Total Return	YTD Total Return	1 Year Annualized Total Return1	3 Year Annualized Total Return[1]	5 Year Annualized Total Return[1]	ITD Annualized Total Return[1]
XFLT NAV Return	8.60%	18.67%	20.48%	13.56%	4.81%	4.87%
XFLT Price Return	8.07%	22.67%	35.05%	18.67%	5.02%	5.20%
Benchmark Return	3.09%	9.66%	13.77%	5.25%	4.17%	4.30%

Source: Unaudited financials. XA Investments LLC; Paralel

Note: Period returns shown net of fees and expenses and include reinvestment of dividends.

1.       Annualized total return as of 9/30/2023. The Morningstar LSTA Leveraged Loan 100 Index is the Trust’s benchmark. The index does not charge fees and expenses. Performance and other financial information included herein is unaudited. “Price” is based on the closing prices of XFLT on the NYSE at the end of trading on the last trading day of each period. “Benchmark” is the Morningstar LSTA U.S. Leveraged Loan 100 Index, which is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market. Current performance may be higher or lower than the data shown. Returns assume reinvestment of distributions, and NAV returns are net of Trust expenses.

Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

Annex A-7

Annex B

Form of Amendment to Declaration of Trust

SECOND AMENDMENT

TO THE

SECOND AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

OF

XAI Octagon Floating Rate Alternative Income Term Trust

              This Second Amendment (the “Amendment”) to the Second Amended and Restated Agreement and Declaration of Trust, dated July 13, 2017, as amended through the date hereof (as so amended, the “Declaration of Trust”), of XAI Octagon Floating Rate Alternative Income Term Trust, a Delaware statutory trust (the “Trust”), is made in accordance with Section 11.3 of the Declaration of Trust;

              WHEREAS, the Amendment has been approved by at least eighty percent (80%) of the Trustees;

              WHEREAS, the Amendment has been approved by a Majority Shareholder Vote (as defined in the Declaration of Trust);

NOW, THEREFORE, the Declaration of Trust is amended as follows:

1.    Section 1.1 is amended and restated in its entirety to read as follows:

1.1         Name. This Trust shall be known as the “XAI Octagon Floating Rate & Alternative Income Trust” and the Trustees shall conduct the business of the Trust under that name or any other name or names as they may from time to time determine.

2.    Section 11.1 is amended and restated in its entirety to read as follows:

11.1       Duration. Subject to possible termination in accordance with the provisions of Section 11.2(a) hereof, the Trust shall have perpetual existence.

3.    Paragraph (a) of Section 11.2 is amended and restated in its entirety to read as follows:

(a)         The Trust may be dissolved only after a majority of the Trustees have approved a resolution therefor, followed by approval by not less than seventy-five percent (75%) of the Shares of each class or series outstanding and entitled to vote, voting as separate classes or series, unless such resolution has been approved by eighty percent (80%) of the Trustees, in which case approval by a Majority Shareholder Vote shall be required.

4.    Paragraphs (a) and (b) of Section 11.3 are amended and restated in their entirety to read as follows:

(a)         Except as provided in paragraph (b) of this Section 11.3, this Declaration may be amended, after a majority of the Trustees have approved a resolution therefor, by the affirmative vote of the holders of not less than a majority of the affected Shares. The Trustees also may amend this Declaration without any vote of Shareholders of any class or series (i) to divide the Shares of the Trust into one or more classes or additional classes, or one or more series of any such class or classes, (ii) to determine the rights, powers, preferences, limitations and restrictions of any class or series of Shares, (iii) to change the name of the Trust or any class or series of Shares, (iv) to make any change that does not adversely affect the relative rights or preferences of any Shareholder, as they may deem necessary, (iv) to conform this Declaration to the requirements of the 1940 Act or any other applicable

Annex B-1

federal laws or regulations including pursuant to Section 6.2 or the requirements of the regulated investment company provisions of the Code, or (v) to cure any ambiguity or correct or supplement any conflicting provisions of the Declaration; but in each such case the Trustees shall not be liable for failing to do so.

(b)         No amendment may be made to Section 2.1, Section 2.2, Section 2.3, Section 3.9, Section 5.1, Section 5.2, Section 11.1, Section 11.2(a), this Section 11.3, Section 11.4, Section 11.6 or Section 11.7 of this Declaration and no amendment may be made to this Declaration which would change any rights with respect to any Shares of the Trust by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto (except that this provision shall not limit the ability of the Trustees to authorize, and to cause the Trust to issue, other securities pursuant to Section 6.2), except after a majority of the Trustees have approved a resolution therefor, followed by approval by the affirmative vote of the holders of not less than seventy-five percent (75%) of the Shares of each affected class or series outstanding, voting as separate classes or series, or unless such amendment has been approved by eighty percent (80%) of the Trustees, in which case approval by a Majority Shareholder Vote shall be required. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders

[Signature Page Follows]

Annex B-2

IN WITNESS WHEREOF, the undersigned, being a Trustee of the Trust, has executed this Certificate of Amendment, to be effective as of the ___ day of _____________.

Theodore J. Brombach
Trustee

Annex B-3

Annex C

Form of New Sub-Advisory Agreement

INVESTMENT SUB-ADVISORY AGREEMENT

INVESTMENT SUB-ADVISORY AGREEMENT (the “Agreement”), dated as of _______ (the “Effective Date”) among XAI Octagon Floating Rate & Alternative Income Term Trust a Delaware statutory trust (the “Trust”), XA Investments LLC, a Delaware limited liability company (the “Adviser”), and Octagon Credit Investors, LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, the Adviser has agreed to furnish investment management and advisory services to the Trust, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the investment advisory agreement between the Adviser and the Trust dated as of September 26, 2017 (such agreement or the most recent successor agreement between such parties relating to advisory services to the Trust is referred to herein as the “Investment Advisory Agreement”) contemplates that the Adviser may sub-contract investment advisory services with respect to the Trust to a sub-adviser(s) pursuant to a sub-advisory agreement(s) agreeable to the Trust and approved in accordance with the provisions of the 1940 Act;

WHEREAS, the Adviser wishes to retain the Sub-Adviser to provide certain sub-advisory services;

WHEREAS, the Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1.      Appointment

(a)     The Adviser hereby appoints the Sub-Adviser to act as the investment sub-adviser to the Trust and to furnish the services described herein, for the period and upon the terms herein set forth.

(b)    The Sub-Adviser hereby agrees, all as more fully set forth herein, to act as investment sub-adviser to the Trust and to furnish the services described below with respect to the investment of the Trust’s assets and the purchase of securities for and the sale of securities held in the investment portfolio of the Trust.

(c)     The Sub-Adviser for all purposes in this Agreement will be deemed to be an independent contractor and, unless otherwise expressly provided or authorized in this Agreement, will have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

2.      Duties and Obligations of the Sub-Adviser with Respect to Investment of Assets of the Trust

(a)     Subject to the oversight and supervision of the Adviser and direction and control of the Trust’s Board of Trustees, the Sub-Adviser will act as sub-adviser for the Trust and perform one or more of the following services at the request of the Adviser in connection with the investment and reinvestment of the Trust’s assets:

(i)     managing the investment and reinvestment of the assets of the Trust in accordance with the investment policies and guidelines of the Trust;

(ii)    subject to the provisions of Section 4 hereof, purchasing and selling securities and other assets for the Trust and placing orders for purchases and sales of assets of the Trust;

(iii)   providing investment research and credit analysis concerning the assets of the Trust;

(iv)   monitoring on a daily basis the investment activities and portfolio holdings relating to the Trust;

Annex C-1

(v)    voting proxies relating to the Trust’s portfolio securities in accordance with the proxy voting policies and procedures of the Sub-Adviser; and

(vi)   settlement of transactions and completing corporate actions.

(b)    At the request of the Adviser, the Sub-Adviser will also, subject to the oversight and supervision of the Adviser and the direction and control of the Trust’s Board of Trustees, consult with the Adviser as to the overall management of the assets of the Trust and the investment policies and practices of the Trust, including (but not limited to) the use by the Trust of financial leverage and matters relating to such financial leverage (e.g., form, amount and costs) and the utilization by the Trust of any interest rate or other hedging or risk management transactions in connection therewith, and will perform any of the services described in the Investment Advisory Agreement.

(c)     In addition, the Sub-Adviser will keep the Trust and the Adviser informed of developments relating to the Sub-Adviser or the Trust’s investments materially affecting the Trust and shall, upon request, furnish to the Adviser and the Trust all information relevant to such developments.

(d)    The Sub-Adviser will periodically communicate to the Adviser or other services providers of the Trust, at such times as the Adviser may request, information concerning the purchase and sale of securities for the Trust and such other information as the Adviser may reasonably require for purposes of fulfilling its obligations to the Trust under the Investment Advisory Agreement.

(e)     In addition to the investment policies and guidelines of the Trust, the Adviser may from time to time communicate to the Sub-Adviser instructions (the “Instructions”) in writing that limit or supplement the investment policies and guidelines and are subject to approval by the Sub-Adviser, which approval shall not be unreasonably withheld. Neither the investment policies and guidelines nor the Instructions shall require the Sub-Adviser to obtain capabilities or resources beyond those it possesses as of the Effective Date. The Adviser shall promptly notify the Sub-Adviser, in writing, of any change in the investment policies and guidelines that is made for any reason, including but not limited to a change by the Adviser, the Trust or in any applicable law or regulation. The Adviser acknowledges that the Sub-Adviser may be required to terminate delivery of certain data or services used in managing the Trust in the event the Sub-Adviser is no longer able to obtain such data or services.

(f)     Nothing in this Agreement is deemed to impose on the Sub-Adviser responsibility for the preparation of the Trust’s financial statements or the Trust’s other financial and regulatory filing and reporting obligations, provided that the Sub-Adviser shall provide sub-certifications in the form reasonably requested by the Fund relating to the Sub-Adviser’s services under this Agreement to assist the Fund in complying with the provisions of the Sarbanes-Oxley Act of 2002.

3.      Covenants

(a)     In the performance of its duties under this Agreement, the Sub-Adviser shall at all times conform to, and act in accordance with, any requirements imposed by:

(i)     the provisions of the 1940 Act and the Advisers Act and all applicable Rules and Regulations of the SEC;

(ii)    any other applicable provision of law;

(iii)   the provisions of this Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time;

(iv)   the investment objective, policies and restrictions of the Trust as set forth in its Registration Statement on Form N-2; and

(v)    any policies and determinations of the Board of Trustees of the Trust.

(b)    The Sub-Adviser will not consult with any other sub-adviser of the Trust or any other sub-adviser to a fund under common control with the Trust concerning transactions of the Trust in securities or other assets.

Annex C-2

(c)     The Sub-Adviser will maintain a written code of ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Trust and the Adviser, and will institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Sub-Adviser will follow such Code of Ethics in performing its services under this Agreement.

(d)    The Sub-Adviser will maintain compliance policies and procedures adopted pursuant to Rule 206(4)-7 under the Advisers Act and Rule 38a-1 under the 1940 Act, a copy of which will be provided to the Trust and the Adviser, and follow such compliance policies and procedures in performing its services under this Agreement; and

(e)     The Sub-Adviser will cooperate with the chief compliance officer of the Trust in connection with the implementation and operation of the Trust’s compliance policies and procedures adopted pursuant to Rule 38a-1 under the 1940 Act, and will prepare necessary reports and provide the Trust’s chief compliance officer with access to information reasonably necessary for the Trust to comply with Rule 38a-1.

4.      Portfolio Transactions

(a)     In the performance of its duties under this Agreement, the Sub-Adviser will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Sub-Adviser will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Sub-Adviser will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Sub-Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Trust and other clients of the Sub-Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Sub-Adviser to the Trust and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. In no instance, however, will the Trust’s securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law.

(b)    At the request of the Adviser or the Trust, the Sub-Adviser will identify and provide a written description to the Adviser and the Board of Trustees of the Trust of “soft dollar” arrangements that the Sub-Adviser maintains with respect to the Trust or with brokers or dealers that execute transactions for the Trust, and of research and other services provided to the Sub-Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of Trust transactions to the broker or dealer.

(c)     From time to time, the Sub-Adviser or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their clients (each an “Account”) securities which the Sub-Adviser’s investment advisory clients wish to sell, and to sell for certain of their clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Sub-Adviser or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client’s consent. This is because in a situation where the Sub-Adviser is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Sub-Adviser or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Sub-Adviser’s part regarding the advisory client. However, the SEC has adopted a rule under the Advisers Act that permits the Sub-Adviser or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. Therefore, by execution of this Agreement, the Trust authorizes the Sub-Adviser or its affiliates to participate in agency cross transactions involving an Account. The Trust may revoke its consent at any time by written notice to the Sub-Adviser.

5.      Confidentiality

Each of the Trust, the Adviser and the Sub-Adviser acknowledge and agree that in satisfying its respective obligations under and performing services in connection with this Agreement, any party may have access to another party’s confidential and proprietary information and materials concerning or pertaining to the other’s business (“confidential information”). Each party will receive and hold such information in the strictest confidence, and acknowledge, represent, and warrant that it will use its best efforts to protect the confidentiality of this information to

Annex C-3

the same degree of care as it would its own confidential information. Each party agrees that, without the prior written consent of the other party, which approval shall not be unreasonably withheld, such party will not use, copy, or divulge to third parties or otherwise use, except in accordance with the terms of this Agreement, any confidential information of another party without the prior written consent of such other party; provided, however, this covenant shall not apply to (i) information which is in the public domain now or when it becomes in the public domain in the future, other than by reason of a breach of this Agreement, (ii) information which has come to a party from a lawful source not bound to maintain the confidentiality of such information, other than from any other party or an affiliate or representative of that party, (iii) information which is independently developed without the use of confidential information, (iv) disclosures which are required by law, regulatory authority, regulation or legal process or are made to any regulatory agency in the normal course of an examination, audit or investigation involving such party, or (v) disclosure as reasonably necessary in the course of business to third parties subject to a duty to maintain the confidentiality of the information. Notwithstanding the foregoing, the Sub-Adviser may disclose information it receives from or on behalf of the Trust or the Adviser to officers and employees of the Sub-Adviser or any of its affiliates in the course of providing the services under this Agreement and the Sub-Adviser may disclose the Trust’s TIN information to third parties as required to perform the Sub-Adviser’s services under this Agreement.

6.      Services Not Exclusive

(a)     Nothing in this Agreement shall prevent the Sub-Adviser or any officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Adviser or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

(b)    The Sub Adviser currently manages, and may in the future manage, other investment accounts and funds, including those with investment objectives similar to the Trust. Securities considered as investments for the Trust may also be appropriate for other investment accounts and funds that may be managed by the Sub-Adviser. Subject to applicable laws and regulations, the Sub-Adviser will attempt to allocate equitably portfolio transactions among the portfolios of its other investment accounts and funds purchasing securities whenever decisions are made to purchase or sell securities by the Trust and one or more of such other accounts or funds over time. In making such allocations, the main factors to be considered by the Sub-Adviser will be the respective investment objectives of the Trust and such other accounts and funds, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Trust and such other accounts and funds, the size of investment commitments generally held by the Trust and such accounts and funds, and the opinions of the persons responsible for recommending investments to the Trust and such other accounts and funds.

7.      Books and Records

(a)     The Sub-Adviser undertakes and agrees to maintain or cause others to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Trust’s investments that are required to be maintained by the Trust pursuant to the 1940 Act with respect to the Sub-Adviser’s responsibilities under this Agreement for the Trust, and which are not otherwise maintained by the administrator, fund accounting agent, custodian or other service providers to the Trust.

(b)    In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request, except for any software or other intellectual property that is proprietary to, or owned or licensed by, the Sub-Adviser or any of its affiliates, which shall remain the property of the Sub-Adviser. Notwithstanding the foregoing, the Sub-Adviser shall retain those original records or copies of records in order to comply with the Advisers Act record keeping requirement, applicable law and its own internal policies.

(c)     Each of the Adviser and the Trust shall own, have custody of and maintain its general corporate accounts and records. At reasonable times and upon reasonable notice, the Trust shall provide the Sub-Adviser with access to all books, records, accounts, facilities, and personnel necessary or appropriate for the performance of the Sub-Adviser obligations under this Agreement.

Annex C-4

8.      Custody

Nothing in this Agreement will require the Sub-Adviser to take or receive physical possession of cash, securities, or other investments of the Trust. The Trust shall select, engage and maintain at the Trust’s expense one or more custodians meeting the requirements of Section 17(f) of the 1940 and the rules, regulations and interpretations thereunder (each a “Custodian”) to serve as Custodian(s) of the Trust assets. The Adviser shall provide the Sub-Adviser, in writing, the identity of each Custodian, any change in a Custodian and all other information regarding the Custodian(s) required for the Sub-Adviser to carry out its duties under this Agreement. The Adviser shall notify each Custodian of the appointment of the Sub-Adviser and of the authority of the Sub-Adviser to effect investments with respect to the Trust assets. All transactions authorized by this Agreement are made by payment to or delivery by the Custodian(s). The Sub-Adviser shall have no rights or responsibilities, including to direct payment or move cash or assets of the Trust, that would be defined as taking “custody” under the Advisers Act. In connection with the Trust’s custody agreement(s), the Adviser and the Trust will ensure that no such rights are given to the Sub-Adviser. The Trust and the Adviser will ensure that the Sub-Adviser may use the Depositary Trust Company’s Institutional Delivery System for trade confirmation and settlement.

9.      Expenses

(a)     During the term of this Agreement, the Sub-Adviser will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder, except as provided pursuant to paragraph (d) of this Section 9, and shall bear the costs of any salaries or trustees fees of any officers or trustees of the Trust who are affiliated persons (as defined in the 1940 Act) of the Sub-Adviser.

(b)    The Sub-Adviser shall not be responsible for any expenses of the Adviser or the Trust not specifically set forth in this Section 9 or otherwise in any written agreement between the Sub-Adviser and the Trust or the Adviser, as the case may be.

(c)     The Trust will bear all other costs, fees and expenses of its operations and transactions, including those relating to: (1) organization; (2) calculation of the Trust’s net asset value (including the cost and expenses of any independent valuation firm, agent or other provider); (3) expenses payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Trust and in monitoring the Trust’s investments; (4) interest payable on indebtedness and dividends and distributions on preferred shares, as applicable, if any, incurred to finance the Trust’s investments; (5) offerings of the Trust’s common shares and other securities (including, all fees, costs and expenses related thereto); (7) fees payable to third parties, including agents, legal counsel, consultants or other advisors, relating to, or associated with, evaluating and making investments; (8) administrator, transfer agent and custodian fees; (9) federal and state registration fees; (10) all costs of registration and listing the Trust’s shares on any securities exchange; (11) federal, state and local taxes; (12) independent trustees’ fees and expenses; (13) costs of preparing and filing reports or other documents required by governmental bodies (including the SEC), including printing costs; (14) costs of any reports, proxy statements or other notices to shareholders, including printing costs; (15) insurance premiums for fidelity bond and other insurance coverage, including the Trust’s allocable portion of the fidelity bond, trustees and officers errors and omissions liability insurance, including independent trustees liability insurance, and any other insurance premium; (16) direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; (17) brokerage commissions, assignment fees and other costs in connection with the purchase, holding or sale of securities and other investment instruments (including, without limitation, security settlement costs; (18) expenses incidental to holding meetings of the Trust’s shareholders, including proxy solicitations therefor; (19) unusual, non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust is a party and legal obligations that the Trust may have to indemnify the Trust’s directors, officers and/or employees or agents with respect to these actions, suits or proceedings; and (20) all other expenses incurred by the Trust in connection with administering the Trust’s business.

(d)    The Trust may, if and to the extent approved by the Board of Trustees, including a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, from time to time reimburse the Sub-Adviser for certain costs and expenses incurred by the Sub-Adviser in connection with the management of the Trust’s assets, which may include the Trust’s allocable share of portfolio management and trading software costs, research expenses (including modeling and analytic software costs), diligence expenses and out-of-pocket travel costs incurred in connection with the management of the Trust’s assets. For the avoidance of doubt, in no event shall expenses associated with the general overhead of the Sub-Adviser be reimbursed by the Trust.

Annex C-5

10.    Compensation of the Sub-Adviser

(a)     The Adviser agrees to pay to the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation for all services rendered by the Sub-Adviser under this Agreement, a monthly fee in arrears in an amount equal to the Specified Percentage (as defined below) of the advisory fee payable to the Adviser from the Trust.

(b)    The “Specified Percentage” shall equal the blended percentage computed by applying the following percentages to the total average daily Managed Assets of all Eligible Funds (as defined below):

Eligible Funds Average Daily Managed Assets	Percentage
First $500 million	60%
Over $500 million	50%

“Eligible Funds” means the Trust and any other investment company registered under the 1940 Act for which the Adviser (or an Affiliate of the Adviser) serves as investment adviser and the Sub-Adviser (or an Affiliate of the Sub-Adviser) serves as investment sub-adviser; provided that in the case of any Eligible Funds which are part of a “master-feeder” structure, only the assets of the master fund will be counted.

By way of example, and for the avoidance of doubt, in a theoretical scenario in which the Trust had Managed Assets of $300 million and there was one other Eligible Fund with Managed Assets of $400 million, total Managed Assets of all Eligible Funds would be $700 million, resulting in a Specified Percentage of 57.14%. The fee payable by the Adviser to the Sub-Adviser with respect to the Trust pursuant to this Agreement would equal 57.14% of the net advisory fee payable to the Adviser from the Trust.

(c)     For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

(d)    “Managed Assets” means the total assets of the Trust or any other Eligible Fund, including the assets attributable to the proceeds from financial leverage (including through the issuance of preferred shares or the issuance senior securities representing indebtedness), minus liabilities, other than liabilities related to any financial leverage.

(e)     For purposes of this Agreement, the total assets of the Trust or any Eligible Fund shall be calculated pursuant to the procedures adopted by resolutions of the board of trustees or directors thereof for calculating the value of the Trust’s or any other Eligible Fund’s assets, and on days on which the value of the Trust’s or any other Eligible Fund’s assets are not so determined, the asset value computation to be used will be as determined on the immediately preceding day on which the value of the Trust’s or such other Eligible Fund’s assets was determined.

(f)     The Sub-Adviser may elect from time to time, in its sole discretion, to waive its right to receipt of all or a portion of the sub-advisory fee.

11.    Representations and Warranties

(a)     The Trust represents and covenants to the Sub-Adviser as follows:

(i)     The Trust is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets.

(ii)    The execution, delivery and performance by the Trust of this Agreement are within the Trust’s powers and have been duly authorized by all necessary actions of the Board of Trustees, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (1) any provision of applicable law, rule or regulation, (2) the Trust’s governing instruments, or (3) any agreement, judgment, injunction, order, decree or other instruments binding upon the Trust.

(iii)   The Trust is, or will be prior to commencing operations, registered as a closed-end management investment company under the 1940 Act and the Trust’s shares are, or will be prior to commencing operations, registered under the Securities Act of 1933, as amended, and under any applicable state securities laws, or exempt from such registration.

Annex C-6

(iv)   Prior to the Sub-Adviser commencing services under this Agreement, the Trust will have legal title to the assets in the Trust and no restrictions shall exist as to the ownership or transfer of such assets unless specifically set forth in this Agreement.

(b)    The Adviser represents and covenants to the Sub-Adviser as follows:

(i)     The Adviser is duly organized and validly existing under the laws of the State of Delaware.

(ii)    The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (1) any provision of applicable law, rule or regulation, (2) the Adviser’s governing instruments, or (3) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser.

(iii)   This Agreement constitutes a valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms, except to the extent such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws affecting the rights of creditors generally and by general equity principles.

(iv)   The Adviser is not prohibited by the 1940 Act or the Advisers Act from serving as investment adviser to the Trust.

(v)    The Adviser hereby acknowledges receipt of Sub-Adviser’s Form ADV, Part 2 before, or at the time of, signing this Agreement.

(c)     The Sub-Adviser represents and covenants to the Adviser and the Trust as follows:

(i)     The Sub-Adviser is duly organized and validly existing under the laws of the State of Delaware.

(ii)    The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (1) any provision of applicable law, rule or regulation, (2) the Sub-Adviser’s governing instruments, or (3) any agreement, judgment, injunction, order, decree or other instruments binding upon the Sub-Adviser.

(iii)   This Agreement constitutes a valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms, except to the extent such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws affecting the rights of creditors generally and by general equity principles.

(iv)   The Sub-Adviser is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

12.    Certain Information

The Adviser shall promptly notify the Sub-Adviser, and the Sub-Adviser shall promptly notify the Trust and the Adviser in writing of the occurrence of any of the following events:

(a)     such party failing to be registered as an investment adviser under the Advisers Act;

(b)    such party having been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust;

Annex C-7

(c)     the occurrence of any change in control of such party or any parent of such party within the meaning of the 1940 Act; or

(d)    the occurrence of any material adverse change in the business or financial position of such party.

13.    Limitation on Liability

The Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by Sub-Adviser, the Adviser or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of a fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties and obligations under this Agreement (as the same shall be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder). Nothing herein shall constitute a waiver or restriction of any party’s rights under applicable federal or state securities laws.

14.    Indemnification

The Trust shall indemnify, defend and protect the Sub-Adviser, its members and their respective officers, managers, partners, parent, corporate group affiliates, agents, employees, controlling persons, members, and any other person affiliated with any of them (collectively, the “Indemnified Parties”) (each of whom shall be deemed a third party beneficiary hereof) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Trust or its security holders) arising out of or otherwise based upon the performance of any of the Sub-Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Trust. Notwithstanding the foregoing provisions of this Section 14 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Trust or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of any Indemnified Party’s duties or by reason of the reckless disregard of the Sub-Adviser’s duties and obligations under this Agreement (as the same shall be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder).

15.    Duration and Termination

(a)     This Agreement shall become effective as of the Effective Date and, unless sooner terminated with respect to the Trust as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Trust for successive periods of 12 months, provided such continuance is specifically approved at least annually by both:

(i)     the vote of a majority of the Trust’s Board of Trustees or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote, and

(ii)    the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

(b)    Notwithstanding the foregoing, this Agreement may be terminated by (i) the Adviser or the Trust at any time, without the payment of any penalty, upon giving the Sub-Adviser 60 days’ notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Trust at the time outstanding and entitled to vote, or (ii) the Sub-Adviser on 60 days’ written notice to the Trust and the Adviser (which notice may be waived by the Trust or the Adviser on behalf of both the Trust and the Adviser).

(c)     This Agreement will immediately terminate in the event of its assignment and will immediately terminate upon any termination of the Investment Advisory Agreement between the Trust and the Adviser.

Annex C-8

(d)    As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.

(e)     The terms of Sections 5, 7, 10, 13, 14, 18, 19 and 20 of this Agreement shall survive the termination of this Agreement.

16.    Notices

Any notice under this Agreement shall be in writing to the other parties and shall be considered as properly given or made if (a) sent by overnight delivery by a nationally recognized air courier service, (b) sent by electronic mail with no receipt of error in the delivery, or (c) mailed by registered or certified mail, return receipt requested, and if addressed to the respective address listed below:

If to Adviser, to:

XA Investments, LLC
321 North Clark Street #2430
Chicago, IL 60654
Attention: General Counsel

If to the Trust, to:

XAI Octagon Floating Rate & Alternative Income Term Trust
321 North Clark Street #2430
Chicago, IL 60654
Attention: Chief Executive Officer

If to Sub-Adviser, to:

Octagon Credit Investors, LLC
250 Park Avenue, 15th Floor
New York, NY 10177

with a copy to:

Geoffrey Dorment, General Counsel
gdorment@octagoncredit.com
212-400-8470

or at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed effective on receipt.

17.    Amendment of this Agreement

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

18.    Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act. WAIVER OF JURY TRIAL AND PUNITIVE DAMAGES. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND ANY RIGHT TO SEEK PUNITIVE OR CONSEQUENTIAL DAMAGES.

Annex C-9

19.    Use of the Name

The Sub-Adviser has consented to the use by the Trust of the name or identifying word “Octagon” in the name of the Trust. Such consent is conditioned upon the employment of the Sub-Adviser as the investment adviser to the Trust. The name or identifying word “Octagon” may be used from time to time solely in connection with the Sub-Adviser’s services under this Agreement. The Sub-Adviser may require the Trust to cease using “Octagon” in the name of the Trust, if the Trust ceases to employ, for any reason, the Sub-Adviser, any successor thereto or any affiliate thereof as investment sub-adviser of the Trust. If so required by the Sub-Adviser, the Trust will cease using “Octagon” in its name as promptly as practicable and make all reasonable efforts to remove “Octagon” from its name.

20.    Miscellaneous

(a)     The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(b)    If any provision of this Agreement is invalid, illegal, or unenforceable under applicable law of mandatory application, the validity, legality, and enforceability of that provision or condition in other instances and of the remaining provisions and conditions are not in any way affected thereby.

(c)     Nothing contained in this Agreement will be deemed to require the Trust to take any action contrary to the Trust’s Amended and Restated Agreement and Declaration of Trust or By-laws, as they may be amended and/or restated from time to time, with notice to the Sub-Adviser, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust.

(d)    This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

(e)     This Agreement may be executed in counterparts by the parties hereto, each of which when executed is deemed to be an original and all of which together are deemed to be one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(f)     This Agreement constitutes the entire understanding and agreement, and supersedes any and all other proposals, understandings, and agreements among the parties with respect to the subject matter hereof.

Annex C-10

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TERM TRUST
By:
Name:
Title:
XA INVESTMENTS LLC
By:
Name:
Title:
OCTAGON CREDIT INVESTORS, LLC
By:
Name:
Title:

Annex C-11

COMMON SHARES VOTER PROFILE: Voter ID: 12345678910 Security ID: 123456K19 Household ID: 123456789 VOTE REGISTERED TO: VOTER CONTROL NUMBER: 1234 5678 9101 1234 SHAREHOLDER’S REGISTRATION PRINTED HERE **THIS DOTTED BOX IS FOR TYPESETTING PURPOSES ONLY** THIS BOX IS NOT PRINTED ON ACTUAL PROXY BALLOTS. IT IDENTIFIES THE LOCATION OF THE WINDOW ON THE 6X9 OUTBOUND ENVELOPES. YOUR VOTE IS IMPORTANT. PLEASE CAST YOUR PROXY VOTE TODAY! PROXY CARD MEETING AGENDA on the Reverse Side BY INTERNET: Go to the website below and enter your VOTER CONTROL NUMBER or simply scan the QR code with a smart phone. vote.proxyonline.com BY PHONE: Dial (888) 227-9349 for automated touch-tone service and use your VOTER CONTROL NUMBER. Or you may call the number below to speak with a representative. (800) 431-9645 BY MAIL: Complete the reverse side of this proxy card and return in the postage-paid envelope provided. USPS Postage-Paid Envelope PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 19, 2023 XAI Octagon Floating Rate & Alternative Income Term Trust The undersigned, revoking prior proxies, appoints Benjamin D. McCulloch and Kimberly Ann Flynn, each with full power of substitution, as attorneys-in-fact and proxies of the undersigned, to vote all shares that the undersigned is entitled to vote at the Special Meeting of Shareholders of XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust”) to be held at the offices of the Trust’s investment adviser, XA Investments LLC, 321 N. Clark Street, Suite 2430, Chicago IL 60654, on December 19, 2023, at 10:00 a.m., Eastern time, and at any adjournment(s), postponement(s) or delay(s) thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting. YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 431-9645. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 19, 2023. The proxy statement and the accompanying notice of Special Meeting of Shareholders for this meeting are available at: https://vote.proxyonline.com/XAI/docs/proxy2023.pdf

PROXY CARD COMMON SHARES COMMON SHARES YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Your signature(s) here should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE TRUST AND TO YOU AS A TRUST SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S), POSTPONEMENT(S) OR DELAY(S) THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT. The Board of Trustees of the Trust unanimously approved the Proposals and recommends that you vote FOR the Proposals. TO VOTE, MARK CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: PROPOSALS FOR AGAINST ABSTAIN This proxy is being solicited on behalf of the Board of Trustees of the Trust. To approve a new investment sub-advisory agreement among the Trust, XA Investments LLC and Octagon Credit Investors, LLC. 2. To approve an amendment to the Trust’s Agreement and Declaration of Trust (“Declaration of Trust”) to cause the Trust to become a perpetual fund by eliminating the requirement that it terminate operations on or about December 31, 2029, unless extended as permitted by the Declaration of Trust.

PREFERRED SHARES VOTER PROFILE: Voter ID: 12345678910 Security ID: 123456K19 Household ID: 123456789 MEETING AGENDA on the Reverse Side VOTER CONTROL NUMBER: 1234 5678 9101 1234 VOTE REGISTERED TO: SHAREHOLDER’S REGISTRATION PRINTED HERE **THIS DOTTED BOX IS FOR TYPESETTING PURPOSES ONLY** THIS BOX IS NOT PRINTED ON ACTUAL PROXY BALLOTS. IT IDENTIFIES THE LOCATION OF THE WINDOW ON THE 6X9 OUTBOUND ENVELOPES. YOUR VOTE IS IMPORTANT. PLEASE CAST YOUR PROXY VOTE TODAY! BY INTERNET: Go to the website below and enter your VOTER CONTROL NUMBER or simply scan the QR code with a smart phone. vote.proxyonline.com BY PHONE: Dial (888) 227-9349 for automated touch-tone service and use your VOTER CONTROL NUMBER. Or you may call the number below to speak with a representative. USPS Postage-Paid Envelope BY MAIL: Complete the reverse side of this proxy card and return in the postage-paid envelope provided. USPS Postage-Paid Envelope PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 19, 2023 XAI Octagon Floating Rate & Alternative Income Term Trust The undersigned, revoking prior proxies, appoints Benjamin D. McCulloch and Kimberly Ann Flynn, each with full power of substitution, as attorneys-in-fact and proxies of the undersigned, to vote all shares that the undersigned is entitled to vote at the Special Meeting of Shareholders of XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust”) to be held at the offices of the Trust’s investment adviser, XA Investments LLC, 321 N. Clark Street, Suite 2430, Chicago IL 60654, on December 19, 2023, at 10:00 a.m., Eastern time, and at any adjournment(s), postponement(s) or delay(s) thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting. YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 431-9645. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 19, 2023. The proxy statement and the accompanying notice of Special Meeting of Shareholders for this meeting are available at: https://vote.proxyonline.com/XAI/docs/proxy2023.pdf [SBAR CODE HERE FOR SCANNING OF RETURNED BALLOTS]

PROXY CARD PREFERRED SHARES XAI Octagon Floating Rate & Alternative Income Term Trust YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Your signature(s) here should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE This proxy is being solicited on behalf of the Board of Trustees of the Trust. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE TRUST AND TO YOU AS A TRUST SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S), POSTPONEMENT(S) OR DELAY(S) THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT. The Board of Trustees of the Trust unanimously approved the Proposals and recommends that you vote FOR the Proposals. TO VOTE, MARK CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example PROPOSALS 1. To approve a new investment sub-advisory agreement among the Trust, XA Investments LLC and Octagon Credit Investors, LLC. 2. To approve an amendment to the Trust’s Agreement and Declaration of Trust (“Declaration of Trust”) to cause the Trust to become a perpetual fund by eliminating the requirement that it terminate operations on or about December 31, 2029, unless extended as permitted by the Declaration of Trust. FOR AGAINST ABSTAIN THANK YOU FOR VOTING